SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
       of the Securities Exchange Act of 1934, as amended
                       (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or
       sec.240.14a-12


                        ASD SYSTEMS, INC.
        (Name of Registrant as Specified In Its Charter)


  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

   *Set forth amount on which the filing is calculated and state how it was determined.

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                           Your vote is important





                        ASD SYSTEMS, INC.



            Notice of Special Meeting of Shareholders
                               and
                         Proxy Statement






[ASCENDANT SOLUTIONS LOGO]










                                  SPECIAL MEETING OF SHAREHOLDERS
                                      TO BE HELD OCTOBER 19, 2000

[ASCENDANT SOLUTIONS LOGO]
                                                ASD Systems, Inc.
                                        d/b/a Ascendant Solutions
                                    3737 Grader Street, Suite 110
                                            Garland, Texas  75041
                                                     214.348.7200

September 21, 2000


            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   To Be Held October 19, 2000

ASD Systems, Inc. will hold a Special Meeting of Shareholders at the Addison Marriott Courtyard, 15160 Quorum Drive, in Addison,
Texas on Thursday, October 19, 2000 at 10:00 a.m.

We are holding this meeting:

  * To approve the merger of the company into a wholly-owned subsidiary organized under the laws of the State of Delaware to effect the change of the company's state of incorporation from Texas to Delaware. Upon consummation of the merger, we will continue our operations as a Delaware corporation under the name "Ascendant Solutions, Inc.;"

  * To approve a proposal to amend our 1999 Long-Term Incentive Plan to increase the maximum number of shares underlying stock options that can be granted to an eligible participant in any one year (from 50,000 to 450,000 shares); and

  * To ratify the grant of stock options to certain senior executive officers of the company exercisable for a total of 1,425,000 shares of common stock.

Your board of directors recommends that you vote in favor of the three proposals outlined in this proxy statement.

Your board of directors has selected September 15, 2000, as the record date for determining shareholders entitled to vote at the meeting. A list of shareholders on that date will be available for inspection at ASD Systems, 3737 Grader Street, Suite 110, Garland, Texas, 75041 for at least ten days before the meeting.

This notice of special meeting, proxy statement and proxy are being distributed on or about September 21, 2000.

By Order of the Board of Directors,


     [STRIP IN SIGNATURE]


James H. McAlister
Corporate Secretary



               YOUR VOTE IS IMPORTANT.
               PLEASE REMEMBER TO PROMPTLY
               RETURN YOUR PROXY CARD.

                        TABLE OF CONTENTS

QUESTIONS AND ANSWERS........................................   1

CAUTIONARY STATEMENTS ........................................  3

STOCK OWNERSHIP...............................................  4
 Beneficial Ownership of Certain Shareholders, Directors and
   Executive Officers ........................................  4

EXECUTIVE COMPENSATION........................................  5
 Executive Compensation ......................................  5
 Long-Term Incentive Plan ....................................  7
 401(k) Plan .................................................  7
 Employment Contracts and Change-in-Control Arrangements......  8
 Compensation of Directors....................................  9
 Compensation Committee Interlocks and Insider Participation..  9

BOARD REPORT ON EXECUTIVE COMPENSATION........................ 10
 Compensation Policy.......................................... 10
 1999 Company Performance .................................... 10
 1999 Executive Compensation.................................. 10
 1999 Chief Executive Compensation............................ 11
 Company Policy on Qualifying Compensation.................... 11

PERFORMANCE GRAPH ............................................ 12

ITEM 1.  REINCORPORATION OF ASD SYSTEMS, INC. FROM TEXAS TO
 DELAWARE .................................................... 13
 General...................................................... 13
 Principal Features of the Reincorporation.................... 13
 Name Change.................................................. 14
 Trading Symbol............................................... 14
 Principal Reasons for the Reincorporation ................... 14
 Possible Disadvantages of Reincorporation ................... 15
 Amendment, Deferral or Termination of the Reincorporation
   Merger Agreement........................................... 15
 Federal Income Tax Consequences of the Reincorporation....... 15
 Exchange of Stock Certificates............................... 16
 Effect on Long-Term Incentive Plan and Other Employee Benefit
   Plans ..................................................... 16
 Securities Act Consequences.................................. 16

ITEM 2.  AMENDMENT TO 1999 LONG-TERM INCENTIVE PLAN,
         AS AMENDED........................................... 17
 General ..................................................... 17
 Amendment to the Plan ....................................... 17
 New Plan Benefits ........................................... 18
 Material Terms............................................... 18
 Federal Income Tax Consequences.............................. 19

ITEM 3. APPROVAL OF STOCK OPTIONS EXERCISABLE FOR A TOTAL OF
 1,425,000 SHARES
OF COMMON STOCK GRANTED TO CERTAIN SENIOR EXECUTIVE OFFICERS
 OF THE COMPANY .............................................. 20

DEADLINE FOR SHAREHOLDER PROPOSALS............................ 21

EXHIBITS

 Certificate of Incorporation of Ascendant
  Solutions, Inc.......................................Exhibit A
 Bylaws of Ascendant Solutions, Inc....................Exhibit B
 Comparison of Texas and Delaware Corporation Law......Exhibit C
 Ascendant Solutions -- 1999 Long-Term Incentive
  Plan, as amended.....................................Exhibit D
 Forms of Stock Option Agreements (together with
   Schedule of Differences)............................Exhibit E

                      QUESTIONS AND ANSWERS

Q1:  When and where is the Special Meeting?

A:   The Special Meeting will take place on Thursday,
     October 19, 2000, at 10:00 a.m., local time, at the Addison Marriott Courtyard in Addison, Texas.

Q2:  Who is soliciting my proxy?

A: We, the board of directors of the company, are sending you this proxy statement. We have elected to retain the services of Morrow & Co., Inc. for the purpose of soliciting proxies to be voted at the Special Meeting at an estimated cost of $6,000, plus out-of-pocket expenses. In addition, certain directors, officers and employees of ASD Systems, Inc. also may solicit proxies on our behalf by mail, phone, fax or in person.

Q3:  Who is paying for this solicitation?

A: The company will pay for the solicitation of proxies. We will also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding our proxy materials to the beneficial owners of our common stock.

Q4:  What am I voting on?

A:   Three items:

     * A proposal to redomesticate the company in Delaware by merging the company into a newly created subsidiary named Ascendant Solutions, Inc. The Certificate of Incorporation and Bylaws of the new entity, as well as a comparison of applicable Texas and Delaware law, are attached to this proxy statement as Exhibits A, B and C, respectively.

     * A proposal to amend our 1999 Long-Term Incentive Plan to increase the maximum number of shares underlying stock options that may be issued to an individual during any one year period from 50,000 to 450,000. The 1999 Long-Term Incentive Plan, as proposed to be amended, is attached to this proxy statement as Exhibit D.

     * A proposal to ratify the grant of stock options to certain senior executive officers of the company exercisable for a total of 1,425,000 shares of common stock. The forms of stock option agreements used in connection with these grants, together with a Schedule of Differences applicable thereto, has been attached to this proxy statement as Exhibit E.

     Shareholders are urged to carefully read this entire proxy statement, together with all of the Exhibits attached hereto, before deciding how to vote on the matters proposed herein.

Q5:  Who can vote?

A: Only shareholders who owned common stock at the close of business on September 15, 2000, the record date for the Special Meeting, can vote. If you owned common stock on the record date, you have one vote per share for each matter presented at the Special Meeting.

Q6:  How do I vote?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the enclosed prepaid envelope. Giving a proxy will not affect your right to vote in person -- by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary of ASD Systems written notice of your revocation or by submitting a later-dated proxy.
     If you execute, date and return your proxy, but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the proposal to redomesticate the company in Delaware, FOR the proposal to amend the 1999 Long-Term Incentive Plan and FOR the proposal to ratify the grant of stock options to certain senior executive officers of the company.

Q7: Can I vote shares at the meeting that are held by a broker as nominee?

A: If you would like to attend the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Special Meeting a recent brokerage statement or letter from the nominee confirming the beneficial ownership of the shares of common stock. You must also bring a form of personal identification. Most importantly, in order to vote your shares at the Special Meeting, you must obtain from each nominee a proxy issued in your name.

Q8:  What constitutes a quorum?

A: Voting can take place at the Special Meeting only if shareholders owning a majority of the voting power of the common stock (that is a majority of the total number of votes entitled to be cast) are present in person. On the record date, we had 21,230,900 shares of common stock outstanding. Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the meeting to proceed. A broker non-vote results from a situation in which a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares.

Q9: What vote of the shareholders will result in the matters being passed?

A: Reincorporation. Approval of the company's merger into a wholly owned subsidiary organized under the laws of the State of Delaware for the purpose of reincorporating the company in Delaware requires the affirmative vote by shareholders holding at least 66-2/3% of the issued and outstanding shares of the company's common stock. Both abstentions and broker non-votes have the effect of a vote "against" the proposal.

     Amendment to the 1999 Long-Term Incentive Plan. To approve this proposal, shareholders holding a majority of the shares represented in person or by proxy at the meeting must vote in favor of the proposal. Abstentions have the same effect as a vote "against" the proposal, while broker non-votes have no effect at all.

     Grant of Stock Options. To approve the company's proposal to ratify the grant to certain senior executive officers of stock options exercisable for a total of 1,425,000 shares requires the affirmative vote of shareholders holding a majority of the shares represented in person or by proxy at the meeting. As with proposal number 2, abstentions have the same effect as a vote "against" the proposal, and broker non-votes have no effect at all.

Q10: How does the board recommend that I vote on the matters proposed?

A: The board of directors of the company unanimously recommends that the shareholders vote FOR all of the proposals to be submitted at the upcoming Special
     Meeting.

Q11: Will there be other matters proposed at the Special
     Meeting?

A: No. Pursuant to the applicable provisions of Texas law and our bylaws, only business within the purposes described in the notice may be conducted at this Special Meeting.

Q12: Will I have the right to dissent from the proposal to merge the company into a Delaware subsidiary?

A: No. The dissenters rights provisions of Texas law are inapplicable to the proposed redomestication merger.

Q13: Will I be asked to send in my company stock certificate?

A: No. It will not be necessary for shareholders of the company to exchange their existing stock certificates for stock certificates of the new Delaware entity.
     Delivery of the stock certificates currently in your possession will constitute "good delivery" for transactions following the redomestication.

Q14. Where can I find more information about the company?

A: We file periodic reports and other information with the Securities and Exchange Commission. You may read and copy this information at the Commission's public reference facilities. Please call the Commission at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet website maintained by the Commission at http://www.sec.gov and the offices of The Nasdaq Stock Market.

Q15. Who can help answer my questions?

A: If you have questions about this proxy statement or the proposals discussed herein, you should contact Paul
     Streiber, our Director of Investor Relations, at
     214.348.7200, ext. 298.


                    CAUTIONARY STATEMENTS

     Certain of the matters discussed in this proxy statement contain forward-looking statements which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievement expressed or implied by such forward-looking statements. We expressly disclaim any obligation to update this information or publicly release any revision or reflect events or circumstances after the date of this proxy statement. Such factors include, among others: our ability to achieve or sustain profitable; our limited operating history; the risks associated with the failure of our systems and services to achieve widespread market acceptance or meet with specific client needs; significant client concentration; the fact that our client contracts are either short-term or terminable with minimal notice; systems risks and uncertainties, including rapid technological change; risks related to the possible inability of our system to connect to and manage a larger number of clients; business conditions in the fulfillment industry generally; the impact of market competitors and their service offerings; and such other factors that are more fully described in our Form 10-K for the year ended December 31, 1999 and/or in other filings made by us with the Commission after the filing of that 10-K (including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). To obtain a copy of any of our filings, please contact the company's Corporate Secretary at 3737 Grader Street, Suite 110, Garland, Texas, 75041 or, by telephone, at 214.348.7200.

                         STOCK OWNERSHIP

Beneficial Ownership of Certain Shareholders, Directors and
 Executive Officers

     The following table sets forth information with respect to the beneficial ownership of our common stock at August 31, 2000, by:

     * each of our named executive officers (as that term is defined on page 5) and directors;

     * all of our executive officers and directors as a group; and

     * each person, or group of affiliated persons, known to us to own beneficially more than 5% of our common stock.

     In accordance with the rules of the Commission, the table gives effect to the shares of common stock that could be issued upon the exercise of outstanding options and common stock purchase warrants within 60 days of August 31, 2000. Unless otherwise noted in the footnotes to the table, and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. The address of each executive officer and director is c/o ASD Systems, Inc., 3737 Grader Street, Suite 110, Garland, Texas, 75041. We have calculated the percentages of shares beneficially owned based on 21,224,900 shares of common stock outstanding at August 31, 2000.

                                           Shares beneficially
                                                  owned
                                          ---------------------
Person or group                             Number     Percent
----------------------------------------  ---------- ----------
Named Executive Officers and Directors:
Norman Charney(1)(8)                      6,000,000     28.3%
Paul M. Jennings(2)                         900,000      4.1
Jonathan R. Bloch(3)                        810,000      3.7
Alan E. Salzman(4)                        4,847,400     22.8
Paul G. Sherer(4)                         4,847,400     22.8
Kevin P. Yancy(5)                           348,087      1.6
David E. Bowe(6)                             78,250       *
All executive officers and directors as
a group (9 persons)(7)                    6,104,687     27.7
Beneficial Owners of 5% or More of
     Our Outstanding Common Stock:
ASD Partners, Ltd.(8)                     6,000,000     28.3
VantagePoint Venture Partners III(Q),
  L.P.(9)                                 3,231,600     15.2
VantagePoint Communications Partners,
  L.P.(9)                                 1,615,800      7.6
_________________
*Less than one percent (1%).
(1) Represents shares of common stock held by ASD Partners, Ltd., a Texas limited partnership.
(2) Represents options to purchase 900,000 shares of common stock at an exercise price of $1.00 per share. Does not include shares of common stock held by ASD Partners, Ltd., in which Mr. Jennings owns a 5% limited partnership interest.
(3) Includes (1) 800,000 shares of common stock acquirable upon exercise of warrants held by CKM Software Partners at the following exercise prices: 400,000 shares of common stock exercisable for $1.00 per share; 240,000 shares of common stock exercisable for $2.00 per share; and 160,000 shares of common stock exercisable for $3.00 per share and (2) options to purchase an additional 10,000 shares of common stock at an exercise price of $1.00 per share. CKM Software Partners is a California general partnership held by Jonathan Bloch and Larry Barels. The address of each of these persons and entities is 11150 Santa Monica Blvd., Suite 800, Los
     Angeles, California, 90025.
(4) Represents 3,231,600 shares held by VantagePoint Venture Partners III(Q), L.P. and 1,615,800 shares held by VantagePoint Communications Partners, L.P. Mr. Salzman is the managing member of the general partner of each of these funds and Mr. Sherer is a partner of these funds.
     Messrs. Salzman and Sherer each disclaim beneficial ownership of the shares held by the VantagePoint funds other than those in which he may own a pecuniary interest.
(5) Includes net options to purchase 263,087 shares of common stock from third parties and options to purchase an additional 10,000 shares of common stock from the company at an exercise price of $1.00 per share.

(6) Includes a total of 18,000 shares of common stock acquirable upon exercise of stock options granted by the company at exercise prices of $1.00 per share (10,000 shares) and $5.40 per share (8,000 shares).
(7) Includes the shares of common stock acquirable upon exercise of the stock options and warrants discussed in notes 3, 5 and 6 as well as 2,000 shares of common stock acquirable upon exercise of stock options granted by the company to other executive officers not separately listed. Does not include shares held or acquirable by either Mr. Charney or Mr. Jennings above because neither was an executive officer or director at August 31, 2000. In addition, does not include shares acquirable by certain executive officers included within the group upon exercise of the Executive Options (defined on page 20) because such Executive Options do not vest within 60 days of August 31, 2000.
(8) The general partner of ASD Partners, Ltd. is ASD Partners GP, Inc. Mr. Charney is the sole shareholder and President of ASD Partners GP, Inc. The address of ASD Partners, Ltd. and ASD Partners GP, Inc. is c/o ASD Systems, Inc., 3737 Grader Street, Suite 110, Garland, Texas, 75041.
(9) The general partner of VantagePoint Venture Partners III(Q), L.P. is VantagePoint Venture Associates III, L.L.C. The general partner of VantagePoint Communications Partners, L.P. is VantagePoint Communications Associates, L.L.C.
     Mr. Salzman is a managing member of the general partner of each of the VantagePoint funds. The address for the VantagePoint funds is c/o VantagePoint Venture Partners,
     1001 Bayhill Drive, Suite 100, San Bruno, California, 94066.


                     EXECUTIVE COMPENSATION

Executive Compensation

     Summary compensation - Executives as of December 31, 1999. The following table provides summary information concerning compensation paid by us to our named executive officers at December 31, 1999, which were our Chief Executive Officer and our Chief Technology Officer. These were our only executive officers who earned more than $100,000 in salary and bonus for all services rendered in all capacities during the fiscal year ended December 31, 1999. We refer to these officers as our named executive officers in other parts of this proxy statement.


                                                           Long-term
                                                         compensation
                                                            awards
                                                         ------------
                                             Annual       Securities    All other
                                           Compensation   underlying     compen-
Name and Principal Position(s)  Year         Salary       options (#)    sation
------------------------------  -----   ---------------   -----------  -----------
Norman Charney .............    1999         $250,000             0     $1,600
 Former Chief Executive Officer 1998          247,500             0        625

Paul M. Jennings............    1999         $165,200       957,500          0
 Former Chief Technology        1998          153,125             0          0
Officer


     "All other compensation" consists of matching 401(k) contributions made by ASD Systems on behalf of the named executive officers. In accordance with the rules of the Commission, other compensation in the form of perquisites and other personal benefits has been omitted for the named executive officers because the aggregate amount of these perquisites and other personal benefits was less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for each of the named executive officers in 1999.

     Mr. Charney resigned as our Chief Executive Officer effective June 9, 2000 (although he retains the titles of Founder and Chairman Emeritus). Mr. Charney also resigned as a member of our board of directors effective August 28, 2000. Mr. Jennings resigned as our Chief Technology Officer, together with all other positions of authority with the company, effective May 31, 2000. See "- Employment Contracts and Change-In-Control Arrangements."

     Summary compensation - Recently retained executives. We have recently retained four senior executive officers whose compensation has not been included in the previous chart in accordance with applicable Commission rules. Compensation paid or payable to these senior executive officers over the course of 2000 can be summarized as follows:


                                                                            Long-term
                                                                           compensation
                                                                              awards
                                                                          -------------
                                                 2000        Potential      Securities
                                              Annualized        Cash        underlying
 Name, Principal Position(s) and Start Date     Salary        Bonus(1)    options(#)(2)
 ------------------------------------------  ------------   ------------  -------------
David E. Bowe            ................       $200,000    $100,000        450,000(3)
     Chief Executive Officer (June 2000),
     President (March 2000) and Chief
     Financial Officer (September 1999)
Gregg L. Young (January 2000).............       160,000      50,000(4)     300,000
     Chief Information Officer
Ted I. Bilke (December 1999)..............       150,000      50,000        275,000
     Chief Operating Officer
Rick Troberman (May 2000).................       200,000      125,000       450,000
     Executive Vice President - Sales and
     Marketing
_____________________



(1) In each case, one half of the potential cash bonus is guaranteed to be paid during 2000 and the other one half is subject to certain performance vesting criteria imposed by the board of directors. Senior executive officers are eligible to receive additional cash and/or stock bonuses during 2000 at the discretion of the board.
(2) Represents the number of shares of common stock underlying stock options granted as of August 31, 2000. Except as expressly noted, (1) the stock options were granted under the terms of our 1999 Long-Term Incentive Plan at an exercise price equal to the fair market value of the shares underlying the stock option on the date of grant, (2) the options vest as to 25% of the underlying number of shares on the first anniversary of the grant date and 2% per month thereafter until fully vested and (3) the options remain exercisable for 10 years.
(3) Stock options exercisable for 10,000 shares were fully vested as of August 31, 2000, and stock options exercisable for 40,000 shares vest 20% per year on the first five anniversaries of the grant date.
(4) Mr. Young is also entitled to receive other bonuses of up to $145,000 (plus such amounts as are necessary to pay any applicable federal income tax liability incurred as a result of such bonuses) which were granted as part of his employment arrangement. See "- Employment Contracts and Change-in-Control Arrangements - Gregg Young."

     Stock options granted during the year ended December 31, 1999. The following table provides information regarding the grant of stock options during fiscal 1999 to the named executive officers:

                                    Individual Grants                      Potential
                                                                        realizable value
                                                                        annual rates of
                      Number of   % of total                              stock price
                     securities     options                             appreciation of
                     underlying   granted to    Exercise                option term (1)
                       options   employees in   price per  Expiration  -----------------
       Name            granted    fiscal year     share       date       5%($)     10%($)
-------------------  ----------- ------------  ----------  ----------  --------   -------
Norman Charney.....      0           --           --           --         --       --
Paul M. Jennings...   957,500(2)    52.1%        $1.00       2/10/04    $264,762  $585,634


(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of the stock options will depend on the future performance of the common stock, and the date on which the options are exercised.
(2) Represents a non-qualified stock option granted to Mr. Jennings on February 10, 1999, outside of our 1999 Long-Term Incentive Plan. The option terminates February 10, 2004. The option was fully vested upon the grant date. The exercise price of the option was determined to be equal to or greater than the deemed fair market value per share of the common stock on the grant date.

     Year-end option values. Neither of the named executive officers exercised any stock options during the year ended December 31, 1999. The following table provides information regarding the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1999, and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of our common stock.


                           Number of securities         Value of the unexercised
                           underlying unexercised       in-the-money options at
                         options at fiscal year-end          fiscal year-end
                         ---------------------------  --------------------------
Name                     Exercisable   Unexercisable  Exercisable  Unexercisable
-----------------------  ------------  -------------  -----------  -------------
Norman Charney.........        0             0             --            --
Paul M. Jennings.......     957,500          0        $16,038,125        --




Long-Term Incentive Plan

     Our 1999 Long-Term Incentive Plan, approved by the board of directors on May 12, 1999, and subsequently amended, currently provides for the issuance to qualified participants of up to 2,500,000 shares of our common stock pursuant to the grant of stock options. The purpose of our Long-Term Incentive Plan is to promote our interests and the interests of our shareholders by using investment interests in ASD Systems to attract, retain and motivate eligible persons, to encourage and reward their contributions to the performance of ASD Systems and to align their interests with the interests of our shareholders. As of August 31, 2000, unexercised options to purchase 2,160,000 shares of common stock had been awarded to current employees, having a weighted average exercise price of $3.03 per share, under the Long-Term Incentive Plan. Of these, options to purchase 354,500 shares of common stock have been awarded to current employees and are intended to qualify as Incentive Stock Options, or ISO's, under Section 422 of the Internal Revenue Code. The remaining options to purchase 1,805,500 shares of common stock are nonqualified stock options, or NQSO's. As of August 31, 2000, options exercisable for 70,000 shares had been exercised and options exercisable for an additional 70,000 shares had vested under the terms of the Long-Term Incentive Plan and the applicable option agreements.

401(k) Plan

     Our employees are eligible to participate in the ASD Systems 401(k) plan adopted by us in October of 1998. Pursuant to the 401(k) plan, employees may elect to reduce their current compensation by up to the lesser of 20% of eligible compensation or the statutorily prescribed annual limit and contribute this amount to the 401(k) plan. For the year ended December 31, 1999, the statutorily prescribed annual limit was $10,000. The trustee under the 401(k) plan, at the direction of each participant, invests the assets of the 401(k) plan in up to 20 different investment funds. The 401(k) plan is intended to qualify under
Section 401(a) of the Internal Revenue Code so that contributions by employees to the 401(k) plan, and income earned on plan contributions, are not taxable to employees until withdrawn, and so that the contributions by employees will be deductible by us when made. We will make matching contributions to the 401(k) plan in an amount equal to 25% of the first 4% of an employee's pretax contributions. An employee becomes eligible for the matching contribution only if he or she makes a pretax contribution. Additionally, we may make annual discretionary profit sharing contributions in amounts to be determined annually by our board of directors. We elected not to make a discretionary profit sharing contribution in 1999.

Employment Contracts and Change-in-Control Arrangements

     Norm Charney. On December 14, 1998, we entered into an employment agreement with Norman Charney to serve as our Chief Executive Officer. Effective June 9, 2000, Mr. Charney resigned as our Chief Executive Officer and Mr. Bowe was elected to this position. Effective August 7, 2000, we agreed with Mr. Charney to amend the terms of his employment agreement to provide that, as of such date, he will be employed as Founder and Chairman Emeritus. In these capacities, Mr. Charney provides certain management, consulting, marketing and customer development services to the company. The current agreement with Mr. Charney is effective through December 31, 2001 and may be terminated by the Company at any time prior to that date upon seven (7) days notice. To the extent the agreement with Mr. Charney is terminated prior to its expiration date for any reason, the Company will be obligated to pay Mr. Charney a total sum equal to the amount he would have received had he remained an employee until that date. Under the agreement, Mr. Charney receives a current base salary of $260,000 per year plus an automatic annual increase of $10,000 effective December 14, 2000. Mr. Charney resigned from the board of directors of the company as of August 28, 2000.

     David E. Bowe. On August 8, 2000, we entered into an employment agreement with David E. Bowe to serve as our Chief Executive Officer and President. The agreement is effective through May 31, 2004 and will automatically renew for successive one-year periods unless either Mr. Bowe or we give written notice of termination at least 30 days prior to the expiration date of the agreement. Under the agreement, Mr. Bowe receives a base salary of $200,000 per year. In addition, Mr. Bowe is entitled to receive a bonus of up to $100,000 per year, one half of which is guaranteed to be paid each year as long as Mr. Bowe is not in breach of his agreement, and one half of which is subject to certain performance vesting criteria imposed by the board of directors.

     Rick Troberman. On April 28, 2000, we entered into an employment agreement with Rick Troberman, our Executive Vice President - Sales and Marketing. The agreement is effective through April 30, 2004, unless terminated earlier pursuant to the terms of the agreement. The agreement will extend beyond the initial term for successive one-year periods unless either
Mr. Troberman or we give written notice of termination at least 30 days prior to the expiration of the agreement. Under the agreement, Mr. Troberman is entitled to a base salary of $200,000 per year. In addition, Mr. Troberman is entitled to receive a bonus of up to $125,000 per year, one half of which is guaranteed to be paid each year as long as Mr. Troberman is not in breach of his agreement, and one half of which is subject to certain performance vesting criteria imposed by the board of directors.

     The agreements with Messrs. Bowe and Troberman may be terminated by us at any time for cause. However, if the executive's employment is terminated by the company without cause or by the executive for "good reason" (as such term is similarly defined in the employment agreements, including, upon a change in control) at any time on or prior to February 8, 2002 (in the case of David Bowe) or October 29, 2001 (in the case of Rick Troberman) then, the company is obligated to pay the relevant executive an amount equal to 18 months of his salary in addition to base salary and any bonuses earned or accrued through the termination date. This amount decreases to 12 months of salary after February 8, 2002 (in the case of Davie Bowe) and
October 29, 2001 (in the case of Rick Troberman). In addition, each executive shall be permitted to fully exercise all stock options then held by him, whether or not then vested.

     Gregg Young. Effective August 9, 2000, we entered into an employment agreement with Gregg Young to act as our Chief Information Officer. The agreement is effective through December 31, 2002 and will automatically renew for successive one-year periods unless either Mr. Young or we give written notice of termination at least 30 days prior to the expiration of the agreement. Mr. Young is entitled to a base salary of $160,000 per year under the terms of the agreement. In addition, Mr. Young is entitled to receive a bonus of up to $50,000 per year, one half of which is guaranteed to be paid each year as long as Mr. Young is not in breach of his agreement, and one half of which is subject to certain performance vesting criteria imposed by the board of directors.

     As part of Mr. Young's original offer of employment, we have loaned Mr. Young an aggregate of $145,000, represented by two promissory notes dated January 11, 2000. The first note, in the original principal amount of $80,000, is due and payable upon the earlier of December 31, 2003 or the date on which Mr. Young ceases to be employed by the company for any reason (the "Termination Date"). The second note, in the original principal amount of $65,000, is due and payable upon the earlier of June 30, 2001 or Mr. Young's Termination Date. Each note bears interest at the rate of 7% per annum. We have agreed to pay
Mr. Young, as additional bonuses, such amounts as are necessary for him to repay these notes (including principal and interest), together with such amount as is necessary to pay any applicable federal income tax liability incurred as a result of such bonuses, on the maturity dates of the notes, unless he has been terminated "for cause" (as such phrase is defined in the applicable letter agreement.) The obligations under the notes have been secured by all shares of common stock, stock options and/or other securities held by Mr. Young in the company pursuant to the terms of a Pledge Agreement dated January 11, 2000.

     Ted Bilke. Effective August 8, 2000, we entered into an employment agreement with Ted Bilke to serve as our Chief Operating Officer. This agreement is effective through December 31, 2002 and will automatically renew for successive one-year periods unless Mr. Bilke or we give written notice of termination at least 30 days prior to the expiration of the agreement. Mr. Bilke is entitled to a base salary of $150,000 per year, one half of which is guaranteed to be paid each year as long as Mr. Bilke is not in breach of his agreement, and one half of which is subject to certain performance vesting criteria imposed by the board of directors.

     The agreements with Messrs. Young and Bilke may be terminated by us at any time for cause. However, if the executive's employment with the company is terminated by the company without cause or by the executive for "good reason" (as such term is similarly defined in the employment agreements, including upon a change in control) at any time during the respective term of employment, then the company is obligated to pay the relevant executive an amount equal to 6 months of his salary in addition to base salary and any bonuses earned or accrued through the termination date. In addition, each executive shall be permitted to fully exercise all stock options then held by him, whether or not then vested.

     The board of directors has also established a bonus plan arrangement for its senior executive officers. Under this plan, executive officers will receive predetermined cash bonuses upon the attainment of specified performance vesting thresholds. See "Summary compensation - Recently retained executives" on page 6 of this proxy statement for further information concerning cash bonuses potentially payable to the senior executive officers. Executive officers are also eligible to receive additional bonuses at the discretion of the board of directors.

     Separation with Paul Jennings. On May 30, 2000, we entered into a separation agreement with Paul Jennings, our former Chief Technology Officer. As part of this agreement, we received certain customary releases, non-competition covenants and other agreements from Mr. Jennings, including the agreement to provide certain consulting services to us during the first year after his separation. The agreement provides for aggregate cash payments to Mr. Jennings of $276,040.

     See also "Item 2. Amendment to 1999 Long-Term Incentive
Plan, as amended - Material Terms -- Effect of a Change-in-
Control" for the effect of a change-in-control on options granted under our 1999 Long-Term Incentive Plan.

Compensation of Directors

     We do not provide cash compensation to our directors but do reimburse for reasonable expenses incurred in traveling to and from board and committee meetings. Our directors are eligible to receive stock option grants under our 1999 Long-Term Incentive Plan.

Compensation Committee Interlocks and Insider Participation

     Prior to August 25, 1999, we did not have a compensation committee or other committee of the board of directors performing similar functions. Commencing with calendar year 2000, decisions concerning compensation of executive officers are made by our Compensation Committee. Currently, the Compensation Committee consists of Messrs. Salzman and Bloch.

             BOARD REPORT ON EXECUTIVE COMPENSATION

Compensation Policy

     We did not have a Compensation Committee during most of 1999. Accordingly, compensation decisions for the executive officers of ASD Systems, Inc. (other than Norm Charney) for compensation paid during the year ended December 31, 1999, were generally made by Mr. Charney in consultation with other members of the board of directors. Mr. Charney's compensation was set by the whole board. The Compensation Committee began recommending annual salaries for senior management with fiscal year 2000.

     As a board, our goal is to attract, retain and reward a highly competent and productive employee group. To do so, we have determined that it is in the best interests of ASD Systems to provide a total compensation package that competes favorably with those offered within the Internet service and fulfillment provider industry, general industry and geographic areas in which we operate. Our current compensation package includes a mix of base salary and long-term incentive opportunities and other employee benefits. Changes in compensation are based on the individual's performance, ASD Systems' financial performance and the competitive marketplace. We consider the median level of the market as competitive.

     Base Salary. The base salary provides for compensation at competitive levels. Increases in executive base salary are awarded for individual performance based on the executive's performance. We do not utilize any formal mathematical formulae or objective thresholds in determining base salary adjustments. We believe that specific formulae restrict flexibility and are too rigid at this stage of our development. We also believe that in order for ASD Systems to succeed, we must attract and retain qualified executives who can not only perform satisfactorily on an individual basis but who can also retain and manage a quality staff of other executive officers and/or key employees. Thus, in addition to applying the criteria generally applicable to all executive officers, in determining the compensation of the Chief Executive Officer, we may also be influenced by the overall performance of the other executives and key employees.

     Long-Term Incentive Plan. The purpose of the Long Term-Incentive Plan is to promote our interests and the interests of our shareholders by using common stock to attract, retain and motivate eligible persons, to encourage and reward their contributions to the performance of ASD Systems and to align their interests with the interests of our shareholders. Our directors, officers, employees, consultants and advisors are eligible to receive grants under this plan. With respect to all of our employees other than directors and executive officers, the Long-Term Incentive Plan Committee (consisting of Messrs. Charney and Yancy) has the authority to administer the plan, including the discretion to determine which eligible persons will be granted stock options, the number of shares subject to options, the period of exercise of each option and the terms and conditions of such options. A separate subcommittee of the board of directors consisting solely of outside board members administers the plan for directors and executive officers.

1999 Company Performance

     In 1999, our diluted net loss per common share was $1.39,
compared to a 1998 diluted net loss per share of $0.43.   Net
revenues grew to $12,313,038 in 1999, compared to $8,020,021 in 1998. Operating loss for 1999 was $8,904,794, compared to a 1998 operating loss of $2,373,050. Accordingly, although we demonstrated a notable increase in revenues, our operating loss was such that discretionary increases in base salaries and bonuses were deemed to be inappropriate.

1999 Executive Compensation

     The base salary of Mr. Paul Jennings increased in 1999, pursuant to the terms of his employment agreement. The timing and the amount of the increase were functions of the contractual provisions of the employment agreement and required no discretionary action on the part of the board. No bonus was awarded to executives in 1999 nor were stock options issued to any of them under the Long-Term Incentive Plan. However, Mr. Jennings was awarded a stock option exercisable for 957,500 shares of our common stock in connection with his role in transitioning the company's solution to service the needs of Internet retailers. This award, which was approved by the entire board of directors, terminates upon the earlier of 180 days following the cessation of Mr. Jennings' employment as a result of death or the expiration date, whichever occurs earlier. The option maintains an exercise price of $1.00 per share and was fully vested on the date of grant.

1999 Chief Executive Compensation

     The compensation of Norman Charney consisted of base salary pursuant to the terms of Mr. Charney's employment agreement. The terms of the employment agreement were determined by the board of directors based on base salary of similarly sized companies within the Internet service and fulfillment provider industry. Mr. Charney's salary was not increased in 1999. No bonus was awarded to Mr. Charney in 1999 nor were stock options issued to him under the Long-Term Incentive Plan.

Company Policy on Qualifying Compensation

     The board has reviewed the applicability of Section 162(m) of the Internal Revenue Code, which disallows a tax deduction for compensation to an executive officer in excess of $1.0 million per year. The board does not anticipate that compensation subject to this threshold will be paid to any executive officer in the foreseeable future. The board intends to periodically review the potential consequences of Section 162(m) and may in the future structure the performance-based portion of its executive officer compensation to comply with certain exemptions provided in Section 162(m).

                                    Board of Directors*
                              Norman Charney    Alan E. Salzman
                              Jonathan R. Bloch  Paul G. Sherer
                              Paul M. Jennings   Kevin P. Yancy

____________
*     As of December 31, 1999.

                        PERFORMANCE GRAPH

     The following performance graph compares the performance of the ASD Systems common stock to the Nasdaq Market Index and an industry peer group, selected in good faith, for the period from November 11, 1999, the first day of trading for our shares, through December 31, 1999. The graph assumes that the value of the investment in our common stock and each index was $100.00 at November 11, 1999, and that all dividends were reinvested. We have not paid any dividends. Performance data is provided for the last trading day closest to each calendar year end.


             Comparison of Cumulative Total Returns


                 [PICTURE OF PERFORMANCE GRAPH]




                   November 11,   December 31,
Company                1999           1999
---------------     -----------   ------------
ASD Systems, Inc.      $100           $200
Peer Group (1)         $100           $162
Nasdaq Market Index    $100           $137


________________
(1)  The peer group selected by us for this comparison (Media
     General Industry Group 852) consists of 135 Internet software and services companies.

     Our stock closed at $1.31 per share on The Nasdaq Stock
Market's National Market on September 14, 2000, the last trading day prior to the printing of this proxy statement.

                             ITEM 1.
              REINCORPORATION OF ASD SYSTEMS, INC.
                     FROM TEXAS TO DELAWARE

General

     Your board of directors has approved and recommends that the shareholders approve the proposed merger of the company into a wholly owned subsidiary incorporated under the laws of the State of Delaware for the purpose of changing our state of incorporation from the State of Texas to the State of Delaware. We believe that the redomestication will result in significant advantages as more fully described below. As part of the redomestication merger, we intend to change our corporate name to "Ascendant Solutions, Inc." Prior to the merger, Ascendant Solutions will not have any operating history, assets or liabilities. In this discussion, the terms "company" or "ASD Systems" refer to the existing Texas corporation and the term "Ascendant Solutions" refers to the new Delaware corporation which is the proposed successor to ASD Systems.

     The following discussion summarizes certain aspects of our proposed redomestication into the State of Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the following:

     * the Certificate of Incorporation of Ascendant Solutions, a copy of which is attached as Exhibit A to this Proxy Statement;

     * the Bylaws of Ascendant Solutions, a copy of which is attached as Exhibit B to this Proxy Statement; and

     * the "Comparison of Texas and Delaware Corporation Law" attached as Exhibit C to this Proxy Statement.

     Copies of our current Restated Articles of Incorporation and Bylaws are available for inspection at our principal executive offices and copies will be sent to shareholders, without charge, upon oral or written request directed to ASD Systems, Inc., 3737 Grader Street, Suite 110, Garland, Texas, 75041, Attention:
Corporate Secretary, 214.348.7200.

Principal Features of the Reincorporation

     The reincorporation will be effected by the merger of ASD Systems with and into Ascendant Solutions, which has been incorporated under the Delaware General Corporation Law ("DGCL") for purposes of the merger. Ascendant Solutions will be the surviving corporation in the merger. The separate existence of ASD Systems will cease to exist as a result of the merger.

     Upon completion of the merger, each outstanding share of common stock of ASD Systems will be converted into one share of common stock of Ascendant Solutions. As a result, the existing shareholders of ASD Systems will automatically become shareholders of Ascendant Solutions. ASD Systems stock certificates will be deemed to represent the same number of Ascendant Solutions shares as were represented by such ASD Systems stock certificates prior to the merger. See " - Exchange of Stock Certificates."

     Our redomestication in Delaware will not result in any change to the daily business operations of the company or the present location of the principal executive offices or company-owned call center or fulfillment center in Garland, Texas. The financial condition and results of operations of Ascendant Solutions immediately after the consummation of this transaction will be identical to that of ASD Systems immediately prior to the consummation of the reincorporation. In addition, at the effective time of the merger, the board of directors of Ascendant Solutions will consist of those persons who were directors of ASD Systems immediately prior to the merger; namely, Kevin P.

Yancy (Chairman of the Board), Jonathan R. Bloch, David E. Bowe, Alan E. Salzman and Paul G. Sherer. The company's board currently maintains one vacancy. In addition, the individuals serving as executive officers of ASD Systems immediately prior to the merger will serve as executive officers of Ascendant Solutions upon the completion of the merger.

Name Change

     As part of our redomestication in Delaware, we have elected to change our name to Ascendant Solutions, Inc. We began using the name Ascendant Solutions as a trade name for the company on May 12, 2000. The board of directors believes, and marketing consultants have confirmed, that changing our formal corporate name will further help create a corporate identity and brand that is tied to the new business model revealed by management at the company's 2000 Annual Meeting of Shareholders. Specifically, the new name more clearly reflects our vision for the future of the company as a progressive customer relationship manager and order management and fulfillment solutions provider for Internet retailers, catalogers and others. We believe that the continued use of our trade name without modification of our corporate name will create unnecessary confusion among clients and dilute the effectiveness of our marketing efforts. We further believe that the negative effects of a name change (i.e., the costs to change the corporate logo, marketing materials and corporate signage) are largely inapplicable in this situation in light of the fact that the company has already incurred a majority of these costs in connection with its decision to begin doing business under a trade name.

Trading Symbol

     We do not anticipate changing our common stock trading symbol as part of the redomestication. Accordingly, our shares are expected to continue to trade on The Nasdaq Stock Market's
National Market under the symbol "ASDS."

Principal Reasons for the Reincorporation

     As the company plans for the future, the board of directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based. We believe that the shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     For many years, the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by us. Because of Delaware's prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the DGCL and establishing public policies with respect to corporations incorporated in Delaware. Consequently, the DGCL is comparatively well known and understood. It is anticipated that, as in the past, the DGCL will continue to be interpreted and explained in a number of significant court decisions. We believe that reincorporation in Delaware should provide greater predictability with respect to our corporate affairs.

     In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major corporations in the United States and Delaware law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in our legal affairs than presently available under Texas law.

     We believe that the proposed reincorporation under Delaware law will enhance our ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the company. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. To date, we have not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and lack of compensation associated with service as a director, we believe that the better understood, and comparatively more stable, corporate environment afforded by Delaware will enable us to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and therefore are better defined and better understood than under Texas law.

     We believe that Delaware law strikes an appropriate balance with respect to personal liability of directors and officers, and that the proposed reincorporation under Delaware law will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. Delaware law permits a corporation to eliminate or limit the personal liability of its directors to the corporation or any of its shareholders for monetary damages for breach of fiduciary duty as a director of the corporation; however, directors' personal liability is not, and can not be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit, or for violations of federal laws such as federal securities laws.

     We have not viewed the increased protections permitted under the DGCL as a reason for recommending the reincorporation. Shareholders should note, however, that since members of the board of directors will receive the benefit of expanded indemnification provisions and limitations on liability, the board of directors may be viewed as having a personal interest in the approval of the reincorporation at the potential expense of shareholders.

Possible Disadvantages of Reincorporation

     The DGCL has been publicly criticized on the grounds that it does not afford minority shareholders all the same substantive rights and protections that are available under the laws of a number of other states (including Texas). For information regarding those and other material differences between the Texas Business Corporation Act (the "TBCA") and the DGCL, see Exhibit C attached to this Proxy Statement. We believe that the advantages of the reincorporation to the company and its shareholders outweigh its possible disadvantages.

SHAREHOLDERS ARE STRONGLY URGED TO READ THE SUMMARY OF CERTAIN
SIGNIFICANT DIFFERENCES IN THE PROVISIONS OF THE TBCA AND THE
DGCL AFFECTING THE RIGHTS AND INTERESTS OF SHAREHOLDERS SET FORTH
IN EXHIBIT C ATTACHED TO THIS PROXY STATEMENT.

Amendment, Deferral or Termination of the Reincorporation Merger
  Agreement

     If approved by the shareholders at the Special Meeting, it is anticipated that the reincorporation will become effective at the earliest practicable date. However, the applicable merger agreement provides that it may be amended, modified or supplemented before or after approval by the shareholders of the company; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the company's shareholders unless it has been approved by the shareholders. The merger agreement also provides that the company may terminate and abandon the merger or defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the board of directors or, in the case of deferral, of an authorized officer, such action would be in the best interests of the company and its shareholders.

Federal Income Tax Consequences of the Reincorporation

     We believe that, for federal income tax purposes, no gain or loss will be recognized by the holders of common stock of ASD Systems as a result of the consummation of the reincorporation and no gain or loss will be recognized by ASD Systems or Ascendant Solutions. Each holder of common stock of ASD Systems will have the same tax basis in the Ascendant Solutions common stock received pursuant to the reincorporation as such shareholder had in the common stock of ASD Systems held immediately prior to the reincorporation, and the shareholder's holding period with respect to the Ascendant Solutions common stock will include the period during which such shareholder held the corresponding common stock, so long as the common stock was held as a capital asset at the time of consummation of the reincorporation.

     ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

     We also believe that Ascendant Solutions will succeed without adjustment to the federal tax attributes of ASD Systems. Shareholders should be aware that franchise taxes in the State of Delaware are likely to be higher than those in the State of Texas and that the net operating loss carry forwards currently benefiting the company for Texas franchise tax purposes are likely to be eliminated as a consequence of the merger. However, we are currently evaluating our tax planning alternatives in this regard.

Exchange of Stock Certificates

     The redomestication will not affect the validity of the currently outstanding stock certificates. Consequently, it will not be necessary for shareholders of the company to exchange their existing stock certificates for stock certificates of Ascendant Solutions. Delivery of ASD Systems common stock certificates will constitute "good delivery" for transactions following the merger.

Effect on Long-Term Incentive Plan and Other Employee Benefit
  Plans

     Our Long-Term Incentive Plan will be continued by Ascendant Solutions and each option with respect to ASD Systems shares issued pursuant to the plan will automatically be converted into an option with respect to the same number of shares of Ascendant Solutions, upon the same terms and subject to the same conditions as set forth in the plan. Other employee benefit plans and arrangements of ASD Systems will be continued by Ascendant Solutions upon the terms and subject to the conditions currently in effect.

Securities Act Consequences

     The shares of Ascendant Solutions to be issued in exchange of shares of ASD Systems are not being registered under the Securities Act of 1933, as amended. In that respect, Ascendant Solutions is relying on Rule 145(a)(2) of the Securities and Exchange Commission under the 1933 Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of securities for purposes of that act. After the merger, Ascendant Solutions will be a publicly-held company, its common stock will be traded and it will file with the Commission and provide to its shareholders the same type of information that ASD Systems has previously filed and provided. Shareholders whose stock in ASD Systems is freely tradeable before the merger will continue to have freely tradeable shares of Ascendant Solutions. Shareholders holding restricted securities of ASD Systems will be subject to the same restrictions on transfer as those to which their present shares of stock in ASD Systems are subject. In summary, Ascendant Solutions and its shareholders will be in the same respective positions under the federal securities laws after the merger as were ASD Systems and its shareholders prior to the merger.

     The board of directors recommends that shareholders vote FOR
      Item 1.

                             ITEM 2.
     AMENDMENT TO 1999 LONG-TERM INCENTIVE PLAN, AS AMENDED

General

     Our 1999 Long-Term Incentive Plan currently provides for the issuance to qualified participants of up to 2,500,000 shares of our common stock pursuant to the grant of stock options. The purpose of our Long-Term Incentive Plan is to promote our interests and the interests of our shareholders by using investment interests in ASD Systems to attract, retain and motivate eligible persons to encourage and reward their contributions to the performance of ASD Systems and to align their interests with the interests of our shareholders.
Qualified participants include directors, officers, employees, consultants and advisors of ASD Systems. As of August 31, 2000, approximately 225 persons were eligible to participate in the plan and approximately 82 of them have been granted options to purchase an aggregate of 2,160,000 shares under the plan.

Amendment to the Plan

     In April 2000, our board of directors approved, subject to shareholder approval, an amendment to our 1999 Long-Term Incentive Plan intended to enhance the flexibility of the administrators in granting stock options to our employees and to preserve our tax deductions on stock options as permitted by
Section 162(m) of the Internal Revenue Code of 1986, as amended. The amendment increased the maximum number of shares that may be covered by options granted to a plan participant in any calendar year from 50,000 shares to 450,000 shares. The board adopted this amendment to ensure that we can continue to grant stock options to employees at levels determined appropriate by the plan administrators.

     Section 162(m) of the Internal Revenue Code generally denies a corporate income tax deduction to publicly held corporations for taxable compensation paid to the chief executive officer and the four other highest paid officers of the corporation to the extent that individual compensation paid exceeds $1.0 million. Gains on the exercise of a stock option may be considered compensation subject to Section 162(m). An exception to this tax law applies for compensation that is considered "performance based." For purposes of the exception, gains on stock options (that we granted with a fair market value exercise price) that are granted pursuant to a plan that limits the number of shares of the corporation's common stock that are covered by a stock option granted in any one year may be considered performance based. Our 1999 Long-Term Incentive Plan currently limits the number of shares of common stock that may be issued pursuant to a stock option in any one calendar year to 50,000 shares. The amendment proposes to increase this limit to 450,000 shares.

     We have granted the following stock options, excisable for a total of 1,355,000 shares of our common stock, to the senior executive officers indicated, each of which exceeds the 50,000 share limitation previously contained in our 1999 Long-Term Incentive Plan:

     * a nonqualified stock option granted to David E. Bowe, our Chief Executive Officer and President, on March 22, 2000, which (1) is exercisable for 100,000 shares of common stock, (2) carries an exercise price of $5.94 per share and (3) vests as to 25% of the underlying number of shares on the first anniversary of the grant date and 2% per month thereafter until fully vested;

     * a nonqualified stock option granted to David E. Bowe on May 12, 2000, which (1) is exercisable for 300,000 shares of common stock, (2) carries an exercise price of $2.66 per share and (3) vests as to 25% of the underlying number of shares on the first anniversary of the grant date and 2% per month thereafter until fully vested;

     * a nonqualified stock option granted to Gregg L. Young, our Chief Information Officer, on May 12, 2000, which (1) is exercisable for 260,000 shares of common stock, (2) carries an exercise price of $2.66 per share and (3) vests as to 25% of the underlying number of shares on the first anniversary of the grant date and 2% per month thereafter until fully vested;

     * a nonqualified stock option granted to Ted I. Bilke, our Chief Operating Officer, on May 12, 2000, which (1) is exercisable for 245,000 shares of common stock, (2) carries an exercise price of $2.66 per share and (3) vests as to 25% of the underlying number of shares on the first anniversary of the grant date and 2% per month thereafter until fully vested; and

     * a nonqualified stock option granted to Rick Troberman, our Executive Vice President-Sales and Marketing, on April 28, 2000, which (1) is exercisable for 450,000 shares of common stock, (2) carries an exercise price of $2.72 per share and (3) vests as to 25% of the underlying number of shares on the first anniversary of the grant date and 2% per month thereafter until fully vested.

Each of these options was granted pursuant to the terms of our 1999 Long-Term Incentive Plan and has been specifically conditioned on the receipt of shareholder approval to this Item 2 prior to the vesting of any portion of the option. To the extent shareholder approval is not timely obtained, the grants shall be deemed withdrawn and the options forfeited with the consent of the optionees. Pursuant to applicable sections of the Internal Revenue Code, inclusion of this risk of forfeiture ensures continued compliance with Section 162(m), notwithstanding the fact that such grants exceeded the 50,000 share limitation. If the shareholders approve this Item 2 at the Special Meeting, any gains on the executive options will continue to be considered performance based for purposes of Section 162(m).

New Plan Benefits

     Because the modifications proposed to be made to the 1999 Long-Term Incentive Plan do not, in and of themselves, affect the number or dollar value of the benefits to be received by participants thereunder, it is not possible to determine the dollar value or the number of shares that will be received under the plan as so amended. However, for illustrative purposes only, the following chart provides information concerning options granted to certain groups as of August 31, 2000.

                  1999 Long-Term Incentive Plan
-----------------------------------------------------------------
                                               Shares Underlying
                                                Options Granted
                                Range of      Through August 31,
           Group             Exercise Prices         2000
---------------------------   -------------   ------------------
Executive Group              $1.00 to $5.94       1,500,000
Non-Executive Director Group      $1.00              20,000
Non-Executive Officer        $1.00 to $8.25         643,000
Employee Group

The 1999 Long-Term Incentive Plan, as amended, has been attached as Exhibit D to this Proxy Statement.

     The board of directors recommends that shareholders vote FOR
      Item 2.

Material Terms

     The material terms of our 1999 Long-Term Incentive Plan are outlined below:

     Administration. Our Long-Term Incentive Plan Committee (currently comprised of Messrs. Yancy and Bowe) is authorized to administer the plan with respect to all persons not classified as
Section 16 insiders of ASD Systems and/or persons subject to the limitations imposed by Section 162(m) of the Internal Revenue Code and has discretion to determine which eligible persons will be granted stock options, the number of shares subject to options, the period of exercise of each option and the terms and conditions of such options. A separate subcommittee of the board of directors named the Special Long-Term Incentive Plan Committee (currently comprised of Messrs. Sherer and Yancy) has the power to administer the Long-Term Incentive Plan for (1) persons who are Section 16 insiders (generally, all directors and executive officers of ASD Systems) for purposes of ensuring compliance with the profit disgorgement rules of Section 16 applicable to such persons and/or (2) persons who are subject to Section 162(m) of the Internal Revenue Code (the chief executive officer and the four other highest paid officers of the company) for purposes of ensuring that any grants of stock options to such persons are deemed "performance based."

     Stock Options. Under our plan, we may grant ISO's or NQSO's. However, only our employees are eligible to receive ISO's. A stock option may have a term of not more than ten years. The administrators of our Long-Term Incentive Plan determine the exercise price per share for each option which cannot be less than the fair market value of our common stock on the date of the grant. In the case of an ISO granted to an employee who, at the time of the grant, owns common stock with more than 10% of the total combined voting power of our outstanding common stock, the price per share of common stock cannot be less than 110% of the fair market value of our common stock on the date of grant. The fair market value of our common stock is the average of the high and low sales prices on The Nasdaq National Market.

     Effect of Termination. Generally, if a participant's service to us is terminated for reasons other than just cause dismissal, retirement, permanent disability or death, then the participant's options, whether or not vested, shall expire and become unexercisable as of the earlier of the date the options would expire in accordance with their terms had the participant remained in our service, or 30 days after the date of employment or relationship termination. Upon retirement, permanent disability or death, the participant's unexercised options shall, whether or not vested, expire and become unexercisable as of the earlier of the date the options would expire in accordance with their terms had the participant remained in our service, or 90 days after the date of employment or relationship termination. In the event of a just cause dismissal of a participant, all of such participant's options, whether or not vested, shall expire and become unexercisable as of the date of such dismissal.

     Effect of a Change-in-Control. Our Long-Term Incentive Plan provides that, in the event of certain changes of control involving the liquidation of ASD Systems, the disposition of all or substantially all of our assets, certain reorganizations, mergers or consolidations of ASD Systems or the acquisition by any person (other than Norm Charney or the Staubach affiliated shareholders) of more than 50% of ASD Systems' combined voting power, one of the following shall occur with respect to the plan and any unexercised options:

     *  they may be assumed or substituted by the successor corporation;

     * our board of directors may provide for adjustments in the terms and conditions of the unexercised options, such as acceleration of their vesting or their automatic conversion into the underlying shares or other consideration; or

     * they shall automatically terminate, provided that any unexercised options shall be immediately exercisable prior to the change of control.

     Termination.  The Long-Term Incentive Plan will terminate on
                   May 12, 2009.

Federal Income Tax Consequences

     Incentive Stock Options. The federal income tax consequences, in general, of the grant and exercise of an ISO under our Long-Term Incentive Plan are as follows:

     In general, an employee will not recognize taxable income upon the grant or exercise of an ISO and we will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO.

     * If the employee holds the shares for at least two years after the date of grant and for at least one year after the date of exercise, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss upon subsequent disposition of the shares.

     * If the employee disposes of the shares prior to satisfying the holding period requirements, the employee will recognize ordinary income at the time of the disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. Generally, we will be allowed a business expense deduction to the extent an employee recognizes ordinary income. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending upon whether the shares have been held for at least one year after the date of exercise.

     Non-qualified Stock Options. The federal income tax consequences, in general, of the grant and exercise of an NQSO under our Long-Term Incentive Plan are as follows:

     * In general, a recipient who receives a NQSO will recognize no income at the time of the grant of the option.

     * Upon exercise of an NQSO, a recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. Generally, we will be entitled to a business expense deduction in the amount and at the time the recipient recognizes ordinary income.

     * The basis in shares acquired upon exercise of an NQSO will equal the fair market value of such shares at the time of exercise, and the holding period of the shares, for capital gain purposes, will begin on the date of exercise.

     Potential Limitation on Company Deductions. Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1.0 million for a covered employee. It is possible that compensation attributable to awards previously granted or granted in the future under the 1999 Long-Term Incentive Plan, combined with all other types of compensation received by a covered employee from the company, may cause this limitation to be exceeded in any particular year.

                             ITEM 3.
 APPROVAL OF STOCK OPTIONS EXERCISABLE FOR A TOTAL OF 1,425,000
   SHARES OF COMMON STOCK GRANTED TO CERTAIN SENIOR EXECUTIVE
                     OFFICERS OF THE COMPANY

     In addition to the executive options described in "Item 2. Amendment to 1999 Long-Term Incentive Plan, as amended," we have also granted the following stock options to certain of the same senior executive officers which did not exceed the 50,000 share limitation previously contained in our 1999 Long-Term Incentive
Plan:

     * a nonqualified stock option granted to Gregg L. Young on March 22, 2000 which (1) is exercisable for 40,000 shares of common stock, (2) carries an exercise price of $5.94 per share and (3) vests as to 25% of the underlying number of shares on the first anniversary of the grant date and 2% per month thereafter; and

     * a nonqualified stock option granted to Ted I. Bilke on March 22, 2000 which (1) is exercisable for 30,000 shares of common stock,
       (2) carries an exercise price of $5.94 per share and (3) vests as to 25% of the underlying number of shares on the first anniversary of the grant date and 2% per month thereafter.
       As required for compliance with Section 162(m) of the Code, all of these options (including those identified in Item 2), exercisable for a total of 1,425,000 shares of common stock (collectively, the "Executive Options"), were granted by a committee of the board of directors meeting the definition of "outside directors." However, the senior executive officers receiving the options are also subject to the "short-swing profit" recovery provisions of Section 16b of the Securities Exchange Act of 1934, as amended. Accordingly, the company desires to structure the grant of such Executive Options so as to be exempt from these provisions.

     Rule 16b-3 provides an exemption from the operation of these provisions with respect to the acquisition of options if one of the following conditions is met:

     * the transaction is approved by the whole board of directors;

     * the transaction is approved by a committee of the board of directors that is composed solely of two or more "non-employee directors" (defined generally to include any director who (1) is not currently an officer or employee of the company; (2) is not a consultant to the company that receives annual compensation of $60,000 or more; and (3) does not maintain an interest in any transaction, and is not engaged in a business relationship, requiring disclosure in the company's annual proxy statement);

     * the transaction is approved or ratified by the shareholders of the company; or

     * at least six months elapse form the date of acquisition of the option to the date of disposition of the option or the underlying security.

Therefore, in order to maintain maximum flexibility under Rule 16b-3 and to ensure compliance with Section 162(m), we are proposing that the shareholders of the company specifically ratify the grant of the Executive Options. To the extent shareholder ratification of this Item 3 is not obtained at the Special Meeting, the Executive Options shall nevertheless remain outstanding; however such Executive Options may be subject to the short-swing profit recovery provisions of Section 16 depending upon the applicability of other available exemptions.

     The material terms of the Executive Options are described under "Item 2. Amendment to 1999 Long-Term Incentive Plan, as amended - Material Terms." Additionally, the forms of nonqualified stock option agreements used in connection with the Executive Options, together with a Schedule of Differences reflecting the differences among each of the various stock option agreements, have been attached as Exhibit E hereto.

     The board of directors recommends that shareholders vote FOR
      Item 3.


               DEADLINE FOR SHAREHOLDER PROPOSALS

     We currently anticipate that our next Annual Meeting of Shareholders will be held on May 10, 2001. Any proposal by a shareholder of the company intended to be presented at the 2001 Annual Meeting of Shareholders and included in the company's proxy statement is required to be received at our principal executive offices no later than December 15, 2000. To curtail controversy as to the date on which a proposal was received by us, we suggest that proponents submit their proposals by certified mail, return receipt requested.

                                                        Exhibit A
                                                        ---------

                  CERTIFICATE OF INCORPORATION
                               OF
                    ASCENDANT SOLUTIONS, INC.


     FIRST:    The name of the corporation is Ascendant
Solutions, Inc. (the "Corporation").

     SECOND:   The address of the registered office of the
Corporation in the State of Delaware is 919 N. Market Street,
Suite 600, in the City of Wilmington, County of New Castle 19801.
The name of its registered agent at such address is SR Services, LLC.

     THIRD:    The purpose of the Corporation is to engage
in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware ("DGCL").

     FOURTH:   The aggregate number of shares of all classes of
stock which the Corporation shall have authority to issue is Fifty One Million (51,000,000) shares, consisting of (A) Fifty Million (50,000,000) shares of common stock, par value $0.0001 per share (the "Common Stock"), and (B) One Million (1,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

     The designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof with respect to the Common Stock and the Preferred Stock are as follows:

          (A) Common Stock. Each holder of the Common Stock of the Corporation shall be entitled to one vote for every share of Common Stock outstanding in his name on the books of the Corporation. Except for and subject to those rights expressly granted to the holders of the Preferred Stock or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, without limitation, (i) the right to receive dividends, when and as declared by the Board of Directors out of assets legally available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally with all holders of all Common Stock all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock of the specific amounts that they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation, if any.

          (B) Preferred Stock. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Except as otherwise expressly stated in the resolution or resolutions providing for the establishment of a series of Preferred Stock, any shares of Preferred Stock that may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise expressly provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes unless expressly provided in the resolution or resolutions providing for the establishment thereof. The Board of Directors of the Corporation is hereby expressly authorized to issue, from time to time, shares of Preferred Stock in one or more series, and, in connection with the establishment of any such series by resolution or resolutions, to determine and fix the number of shares constituting that series and the distinctive designation of that series and to determine and fix such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to the Preferred Stock of any other series. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any series of Preferred Stock, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation.

     FIFTH:   For the management of the business and for
the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

          (A) Powers and Authorities of Board of Directors. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered:

               (i) to make, alter, amend or repeal the Bylaws in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation;

               (ii) without the assent or vote of the
          stockholders, to authorize and issue securities and obligations of the Corporation, secured or unsecured, and to include therein such provisions as to redemption, conversion or other terms thereof as the Board of Directors in its sole discretion may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of the Corporation, real, personal or mixed, including after-acquired property;

              (iii) to determine whether any, and if any, what part, of the net profits of the Corporation or of its surplus shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such net profits or such surplus; and

               (iv) to fix from time to time the amount of net profits of the Corporation or of its surplus to be reserved as working capital or for any other lawful purpose.

          In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, this Certificate of Incorporation and the Bylaws of the Corporation.

          (B) Director or Officer Removal. Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed at any time in such manner as shall be provided in the Bylaws of the Corporation.

          (C) Amendment to Certificate of Incorporation. From time to time any of the provisions of this Certificate of Incorporation may be altered, amended or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this paragraph (C).

     SIXTH:    The members of the Board of Directors shall
be classified, with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as possible, as shall be provided in the manner specified in the Corporation's Bylaws, one class to hold office initially for a term expiring at the Annual Meeting of Stockholders to be held in 2001, another to hold office initially for a term expiring at the Annual Meeting of Stockholders to be held in 2002, and another to hold office initially for a term expiring at the Annual Meeting of Stockholders to be held in 2003, with the members of each new class to hold office until their successors have been duly elected and have qualified. At each Annual Meeting of the Stockholders of the Corporation, the successors to the class of directors whose term expires at the meeting shall be elected to hold office for a term expiring at the Annual Meeting held in the third year following the year of their election. Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     SEVENTH: No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; PROVIDED,

HOWEVER, that the foregoing is not intended to eliminate or limit the liability of a director of the Corporation for (i) any breach of a director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) a violation of Section 174 of the DGCL, or (iv) any transaction from which the director derived an improper personal benefit. If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment to or repeal of this Article SEVENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     EIGHTH: The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as that Section may be amended and supplemented from time to time, indemnify any director or officer of the Corporation (and any director, trustee or officer of any corporation, business trust or other entity to whose business the Corporation shall have succeeded) which it shall have power to indemnify under that Section against any expenses, liabilities or other matter referred to in or covered by that Section. The indemnification provided for in this Article EIGHTH (a) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (b) shall continue as to a person who has ceased to be a director or officer and (c) shall inure to the benefit of the heirs, executors and administrators of such a person. To assure indemnification under this Article of all such persons who are determined by the Corporation or otherwise to be or to have been "Fiduciaries" of any employee benefit plan of the Corporation that may exist from time to time and that is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time, such Section 145 shall, for the purposes of this Article, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan; the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines;" and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is not opposed to the best interests of the Corporation.

     NINTH:   No action required to be taken or which may
be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     TENTH:    Notwithstanding anything contained in this
Certificate of Incorporation to the contrary, the affirmative vote of at least 66 2/3% of the outstanding shares of the Common Stock of the Corporation shall be required to amend or repeal Article SIXTH, EIGHTH, NINTH or TENTH of this Certificate of Incorporation or to adopt any provision inconsistent therewith. Further, the affirmative vote of at least 66 2/3% of the outstanding shares of the Common Stock of the Corporation shall be required to amend or repeal the Bylaws of the Corporation, if the stockholders of the Corporation are required by the DGCL, the Certificate of Incorporation or the Bylaws to vote thereon.

     ELEVENTH: Except as provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred are granted subject to this reserve power. Notwithstanding the foregoing, the provisions set forth in Articles SIXTH, EIGHTH, NINTH and TENTH of this Certificate of Incorporation may not be repealed or amended in any respect unless such repeal or amendment is approved as specified in Article TENTH herein.

     TWELFTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation as the case may be, and also on the Corporation.

     THIRTEENTH: Meetings of stockholders may be held within or without the State of Delaware as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated form time to time by the Board of Directors or in the Bylaws of the Corporation.

     FOURTEENTH: The name and mailing address of the Incorporator of the Corporation is J. David Washburn, c/o Arter &
Hadden LLP, 1717 Main Street, Suite 4100, Dallas, Texas 75201.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 2000, and affirm the statements contained therein as true under penalties of perjury.



                                    /s/ J. DAVID WASHBURN
                                   --------------------------
                                   J. David Washburn
                                   Incorporator

                                                        Exhibit B
                                                        ---------


=================================================================





                             BYLAWS


                               OF


                   ASCENDANT SOLUTIONS, INC.


                    (A Delaware corporation)





=================================================================

                             BYLAWS

                               of

                   ASCENDANT SOLUTIONS, INC.

                    (a Delaware corporation)



                           ARTICLE I

                            Offices


     SECTION 1.1. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

     SECTION 1.2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                           ARTICLE II

                    Meetings of Stockholders

     SECTION 2.1. Annual Meetings. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such place within or without the State of Delaware, and on such date and at such hour of the day as the Board of Directors shall determine.

     SECTION 2.2. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by order of the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors or the whole Executive Committee. Special meetings of the stockholders of the Corporation may not be called by any other person or persons. Special meetings of the stockholders shall be held at such place within or without the State of Delaware, on such date, and at such time as may be designated by the person or persons calling the meeting.

     SECTION 2.3. Notice of Meetings. Written notice of every meeting of stockholders, stating the time, place and purposes thereof, shall be given personally or by mail at least ten (10), but not more than sixty (60), days (except as otherwise provided by law) before the date of such meeting to each person who appears on the stock transfer books of the Corporation as a stockholder and who is entitled to vote at such meeting. If such notice is mailed, it shall be directed to such stockholder at his address as it appears on the stock transfer books of the Corporation.

     SECTION 2.4. Quorum. At any meeting of the stockholders the holders of a majority of the shares of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, except where otherwise provided by law or in the Certificate of Incorporation. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment, provided that any action (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     SECTION 2.5. Adjournments. If at any meeting of stockholders a quorum shall fail to attend in person or by proxy, the holders of a majority of the shares present in person or by proxy and entitled to vote at such meeting may adjourn the meeting from time to time until a quorum shall attend, and thereupon any business may be transacted which might have been transacted at the meeting as originally called. Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed, notice of the adjourned date shall be given.

     SECTION 2.6. Organization; Meeting Rules. The Chairman of the Board, if one is elected, and in his absence the President, and in their absence the Vice President, shall call meetings of the stockholders to order and shall act as chairman thereof. The Secretary or an Assistant Secretary of the Corporation shall act as secretary at all meetings of the stockholders when present, and, in the absence of both, the presiding officer may appoint any person to act as secretary. The chairman of any meeting of stockholders shall determine the order of business and the rules and procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as he may deem appropriate in his discretion.

     SECTION 2.7. Voting. At each meeting of the stockholders, each holder of the shares of Common Stock shall be entitled to one vote on such matter for each such share and may exercise such voting right either in person or by proxy appointed by an instrument in writing subscribed by such stockholder or his duly authorized attorney. No such proxy shall be voted or acted upon after eleven (11) months from its date unless the proxy provides for a longer period. Voting need not be by ballot. All elections of directors shall be decided by a plurality vote and all questions decided and actions authorized by a majority vote, except as otherwise required by law.

     SECTION 2.8. Inspectors. At any meeting of stockholders, inspectors of election may be appointed by the presiding officer of the meeting for the purpose of opening and closing the polls, receiving and taking charge of the proxies, and receiving and counting the ballots or the vote of stockholders otherwise given. The inspectors shall be appointed by the presiding officer of the meeting, shall be sworn to faithfully perform their duties, and shall in writing certify to the returns. No candidate for election as director shall be appointed or act as inspector.

     SECTION 2.9. Stockholder List. At least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of such stockholder, shall be prepared and held open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for said ten (10) days either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 2.10. Business to be Transacted at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a special meeting, business must be specified in the notice of the meeting (or any supplement thereto). To be properly brought before an annual meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must, in addition to any requirements imposed by federal securities law or other laws, have given timely notice thereof in writing to the secretary of the Corporation. To be timely for an annual meeting, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 40 day's notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business,
(iii) the class and number of shares of the Corporation that are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. The Chairman of the meeting may refuse to bring before a meeting any business not properly brought before the meeting in compliance with this section.

                          ARTICLE III

                           Directors

     SECTION 3.1. Functions and Number. The property, business and affairs of the Corporation shall be managed and controlled by a Board of Directors, who need not be stockholders, citizens of the United States or residents of the State of Delaware. The number of members which shall constitute the Board of Directors shall be determined from time to time by resolution of the Board of Directors or by the stockholders at an annual or special meeting held for that purpose, but no decrease in the Board of Directors shall have the effect of shortening the term of an incumbent director. The initial Board of Directors shall consist of one (1) member, such number to constitute the whole initial Board. The use of the phrase "whole Board" herein refers to the total number of directors which the Corporation would have if there were no vacancies. Except as otherwise provided by law or in these Bylaws or in the Certificate of Incorporation, the directors shall be elected by the stockholders entitled to vote at the annual meeting of stockholders of the Corporation. Subject to law, to the Certificate of Incorporation and to the other provisions of these Bylaws, each director shall hold office until his or her term of office expires and until his or her successor shall have been elected and qualified.

     At such time as the number of directors comprising the Board shall become at least five (5) for the first time, and at all times thereafter until this particular Bylaw shall be amended as provided herein, the directors shall be divided, with respect to the terms for which they severally hold office, into three (3) classes, hereby designated as Class A, Class B and Class C. Each class shall have at least one (1) director and the three (3) classes shall be as nearly equal in number as possible. The initial term of office of the Class A, Class B and Class C directors, which are expected to be appointed in connection with the merger of the Corporation with ASD Systems, Inc., a Texas corporation, shall expire at the 2003 annual meeting of stockholders, the 2001 annual meeting of stockholders and the 2002 annual meeting of stockholders, respectively. At each annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election.

     SECTION 3.2. Removal. Any director may be removed by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock only for cause.

     SECTION 3.3. Vacancies. Unless otherwise provided in the Certificate of Incorporation or in these Bylaws, vacancies among the directors, whether caused by resignation, death, disqualification, removal, an increase in the authorized number of directors or otherwise, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Vacancies that occur on the Board of Directors during the year may be filled by the Board of Directors as hereinabove provided for the unexpired term of the vacating directors predecessor in office.

     SECTION 3.4. Place of Meeting. The directors may hold their meetings and may have one or more offices and keep the books of the Corporation (except as otherwise may at any time be provided by law) at such place or places within or without the State of Delaware as the Board may from time to time determine.

     SECTION 3.5. Annual Meeting. The newly elected Board may meet for the purpose of organization, the election of officers and the transaction of other business, at such time and place within or without the State of Delaware as shall be fixed as provided in Section 3.7 of this Article for special meetings of the Board of Directors.

     SECTION 3.6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place within or without the State of Delaware as the Board of Directors shall from time to time by resolution determine and no notice of such regular meetings shall be required.

     SECTION 3.7. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the direction of the President or of one-third of the directors then in office. The Secretary or some other officer or director of the Corporation shall give notice to each director of each special meeting of the Board of Directors by mailing the notice at least three (3) days before the meeting or by sending the notice by telephone, facsimile, e-mail or other form of electronic transmission not later than the day before the meeting. The notice shall state the time, date and place of the special meeting and shall be mailed or sent to each director at his residence address or at his usual place of business. Special meetings of the Board shall be held at such place within or without the State of Delaware as shall be specified in the call for the meeting. Unless expressly required by statute, by the Certificate of Incorporation or by the Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice of a meeting.

     SECTION 3.8. Quorum. Except as otherwise provided by law or in the Certificate of Incorporation, a majority of the directors in office shall constitute a quorum for the transaction of business. A majority of those present at the time and place of any regular or special meeting, if less than a quorum be present, may adjourn from time to time without notice, until a quorum be had. The act of a majority of directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation.

     SECTION 3.9. Compensation. The Board of Directors shall have the authority to fix by resolution the compensation of directors.

     SECTION 3.10. Organization. At all meetings of the Board of Directors, the President, or in his absence the Vice President if he is a member of the Board, or in their absence, a chairman chosen by the directors shall preside. The Secretary or an Assistant Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors when present, and, in the absence of both, the presiding officer may appoint any person to act as secretary.

     SECTION 3.11. Telephone Meetings. Any member of the Board of Directors may participate in any meeting of such Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in any meeting pursuant to this provision shall constitute presence in person at such meeting.

     SECTION 3.12. Informal Action. Any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if all the members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

     SECTION 3.13. Nomination of Director Candidates. Subject to the rights of the holders of Preferred Stock or any other class of capital stock of the Corporation (other than Common Stock) or any series of any of the foregoing that has been outstanding, nominations for the election of directors may be made by the Board of Directors, by any duly appointed committee thereof or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at any meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States Mail, postage prepaid, to the Secretary of the Corporation not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth
(a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Corporation beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the Corporation beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a Director of the Corporation The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with this section.

                           ARTICLE IV

                           Committees

     SECTION 4.1. Executive Committee. The Board of Directors, by a resolution passed by a vote of a majority of the whole Board, may appoint an Executive Committee of one or more directors, which to the extent permitted by law and in said resolution shall, during the intervals between the meetings of the Board of Directors, in all cases where special directions shall not have been given by the Board, have and exercise the powers of the Board of Directors, including those powers enumerated in these Bylaws which are not specifically reserved to the Board of Directors, in the management of the property, business and affairs of the Corporation; provided, however, that the Executive Committee shall not have any power or authority to amend the Certificate of Incorporation, to adopt any agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, to recommend to the stockholders a dissolution of the Corporation or a revocation of dissolution, to amend the Bylaws of the Corporation, to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger. The Executive Committee shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Board of Directors shall appoint the Chairman of the Executive Committee. The members of the Executive Committee shall receive such compensation and fees as from time to time may be fixed by the Board of Directors.

     SECTION 4.2. Alternates and Vacancies. The Board of Directors may designate one or more directors as alternate members of the Executive Committee who may replace any absent or disqualified member at any meeting of the Executive Committee. In the absence or disqualification of a member of the Executive Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. All other vacancies in the Executive Committee shall be filled by the Board of Directors in the same manner as original appointments to such Committee.

     SECTION 4.3.   Committees to Report to Board.  The Executive
Committee shall keep regular minutes of its proceedings and all action by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action.

     SECTION 4.4. Procedure. The Executive Committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the Board of Directors. The presence of a majority of the then appointed number of each committee created pursuant to this Article IV shall constitute a quorum and in every case an affirmative vote by a majority of the members of the committee present and not disqualified from voting shall be the act of the committee.

     SECTION 4.5. Other Committees. From time to time the Board of Directors by a resolution adopted by a majority of the whole Board may appoint any other committee or committees for any purpose or purposes, to the extent lawful, which shall have such powers as shall be determined and specified by the Board of Directors in the resolution of appointment.

     SECTION 4.6. Termination of Committee Membership. In the event any person shall cease to be a director of the Corporation, such person shall simultaneously therewith cease to be a member of any committee appointed by the Board of Directors, or any subcommittee thereof.

                           ARTICLE V

                           Officers

     SECTION 5.1. Executive Officers. The executive officers of the Corporation may consist of a Chairman of the Board, a President and Chief Executive Officer, one or more Vice Presidents, a Treasurer and a Secretary, all of whom shall be elected annually by the Board of Directors. Unless otherwise provided in the resolution of election, each officer shall hold office until the next annual election of directors and until his successor shall have been qualified. Any two of such offices may be held by the same person.

     SECTION 5.2. Subordinate Officers. The Board of Directors may appoint one or more Assistant Secretaries, one or more Assistant Treasurers and such other subordinate officers and agents as it may deem necessary or advisable, for such term as the Board of Directors shall fix in such appointment, who shall have such authority and perform such duties as may from time to time be prescribed by the Board.

     SECTION 5.3. Compensation. The Board of Directors shall have the power to fix the compensation of all officers, agents and employees of the Corporation, which power, as to other than elected officers, may be delegated as the Board of Directors shall determine.

     SECTION 5.4. Removal. All officers, agents and employees of the Corporation shall be subject to removal, with or without cause, at any time by affirmative vote of the majority of the whole Board of Directors whenever, in the judgment of the Board of Directors, the best interests of the Corporation will be served thereby. The power to remove agents and employees, other than officers or agents elected or appointed by the Board of Directors, may be delegated as the Board of Directors shall determine.

     SECTION 5.5. Chairman of the Board. If a Chairman of the Board is elected, he shall be chosen from among the members of the Board of Directors and shall preside at all meetings of the directors and the stockholders of the Corporation. The Chairman of the Board shall, in general, have supervisory power over the Chief Executive Officer and all other officers of the Corporation.

     SECTION 5.6. The Chief Executive Officer. The Chief Executive Officer shall be the chief operating officer of the Corporation and shall be responsible for insuring that the President of the Corporation is capable of fulfilling his duties to the Corporation and shall perform such other duties as the Board of Directors shall prescribe.

     SECTION 5.7. The President. The President shall have the general powers and duties of supervision and management of the Corporation, shall report directly to the Chief Executive Officer, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall preside at all meetings of the stockholders and directors at which he is present. The President shall also perform such other duties as may from time to time be assigned to him by the Board of Directors.

     SECTION 5.8. Vice Presidents. Each Vice President shall perform such duties and shall have such authority as from time to time may be assigned to him by the Board of Directors or the President.

     SECTION 5.9. The Treasurer. The Treasurer shall have the general care and custody of all the funds and securities of the Corporation which may come into his hands and shall deposit the same to the credit of the Corporation in such bank or banks or depositaries as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation, and the Treasurer shall pay out and dispose of the same under the direction of the Board of Directors. He shall have general charge of all securities of the Corporation and shall in general perform all duties incident to the position of Treasurer.

     SECTION 5.10. The Secretary. The Secretary shall keep the minutes of all proceedings of the Board of Directors and the minutes of all meetings of the stockholders and also, unless otherwise directed by such committee, the minutes of each standing committee, in books provided for that purpose, of which he shall be the custodian; he shall attend to the giving and serving of all notices for the Corporation; he shall have charge of the seal of the Corporation, of the stock certificate books and such other books and papers as the Board of Directors may direct; and he shall in general perform all the duties incident to the office of Secretary and such other duties as may be assigned to him by the Board of Directors.

     SECTION 5.11. Vacancies. All vacancies among the officers for any cause shall be filled only by the Board of Directors.

     SECTION 5.12. Bonding. The Board of Directors shall have power to require any officer or employee of the Corporation to give bond for the faithful discharge of his duties in such form and with such surety or sureties as the Board of Directors may deem advisable.

                           ARTICLE VI

                             Stock

     SECTION 6.1. Form and Execution of Certificates. The shares of stock of the Corporation shall be represented by certificates in such form as shall be approved by the Board of Directors; provided that the Board of Directors of the Corporation may provide by resolution that some or all of any or all classes or series of its stock

(other than the Common stock of the Corporation) shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation; and, notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and every holder of uncertificated shares shall be entitled to a certificate or certificates representing his shares upon delivery of a written
request therefor to the Secretary of the Corporation.   The
certificates shall be signed by the President or the Vice President and the Treasurer or the Secretary or an Assistant Treasurer or Assistant Secretary, except that where any such certificates shall be countersigned by a transfer agent and by a registrar, the signatures of any of the officers above specified, and the seal of the Corporation upon such certificates, may be facsimiles, engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of its issue.

     SECTION 6.2. Regulations. The Board of Directors may make such rules and regulations consistent with any governing statute as it may deem expedient concerning the issue, transfer and registration of certificates of stock and concerning certificates of stock issued, transferred or registered in lieu or replacement of any lost, stolen, destroyed or mutilated certificates of stock.

     SECTION 6.3. Fixing of Record Date. For the purpose of determining the stockholders entitled to notice of, and to vote at, any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders, and all persons who are stockholders of record on the date so fixed, and no others, shall be entitled to notice of, and to vote at, such meeting or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or to take any other lawful action, as the case may be. Such record date shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action, provided that any record date established by the Board of Directors may not precede the date of the resolution establishing the record date. The record date for determining stockholders entitled to consent to corporate actions in writing shall not be more than ten (10) days after the date upon which the resolution fixing the record date was adopted. If no record date is established prior to an action undertaken by consent, the record date shall be, if no action of the Board of Directors is required, the first date on which a signed written consent setting forth the action taken is delivered to the corporation. If action by the Board of Directors is required, the record date shall be the close of business on the day the board adopts the resolution taking the prior action.

     Section 6.4. Transfer Agent and Registrar. The Board of Directors may appoint a transfer agent or transfer agents and a registrar or registrars for any or all classes of the capital stock of the Corporation, and may require stock certificates of any or all classes to bear the signature of either or both.

                          ARTICLE VII

                              Seal

     SECTION 7.1. Seal. The seal of the Corporation shall be circular in form and contain the name of the Corporation, the year of its organization, and the words "CORPORATE SEAL, DELAWARE", which seal shall be in charge of the Secretary to be used as directed by the Board of Directors.

                          ARTICLE VIII

                          Fiscal Year

     SECTION 8.1.   Fiscal Year.  The fiscal year of the
Corporation shall be the calendar year unless otherwise fixed by resolution of the Board of Directors.

                           ARTICLE IX

                        Waiver of Notice

     SECTION 9.1. Waiver of Notice. Any person may waive any notice required to be given by law, in the Certificate of Incorporation or under these Bylaws by attendance in person, or by proxy if a stockholder, at any meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, or by a writing signed by the person or persons entitled to said notice, whether before or after the time stated in said notice, which waiver shall be deemed equivalent to such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee appointed by the Board of Directors need be specified in any written waiver of notice.

                           ARTICLE X

  Checks, Notes, Drafts, Contracts, Voting of Securities, Etc.

     SECTION 10.1. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

     SECTION 10.2. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

     SECTION 10.3. Provision Regarding Conflicts of Interests. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

 (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

 (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

 (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the shareholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     SECTION 10.4. Voting of Securities Owned by the Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock or other securities issued by any other corporation and owned or controlled by the Corporation may be voted, whether by written consent as set forth hereinbelow or at any meeting of such other corporation, by the President of the Corporation, or in the absence of the President, by any Vice President of the Corporation who may be present at such meeting or available to sign such written consent. Whenever in the judgment of the President, or in his absence, of any Vice President, it shall be desirable for the Corporation to execute a proxy or give a consent with respect to any share or shares of stock or other securities issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the President or one of the Vice Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons so designated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock or other securities issued by such other corporation and owned by the Corporation.

                           ARTICLE XI

                 Indemnification and Insurance

     SECTION 11.1. Third-Party Actions. The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation, against expenses (including reasonable attorneys' fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him or her in connection with such proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the Corporation, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     SECTION 11.2. Derivative Actions. The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the Corporation, against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper.

     SECTION 11.3. Right to Indemnification of Expenses. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Sections 11.1 and 11.2 or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     SECTION 11.4 Determination of Indemnification. Any indemnification under Sections 11.1 and 11.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has meet the applicable standards of conduct set forth in Sections 11.1 and 11.2. Such determination shall be made (A) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (B) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (C) by the stockholders.

     SECTION 11.5 Expenses of Contested Indemnification Claims. If a claim under Section 11.1 or 11.2 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim.

     SECTION 11.6 Advancement of Expenses. Expenses (including reasonable attorneys' fees) incurred by a director or officer in defending any proceeding or prosecuting a claim under Section
11.5 shall be paid by the Corporation in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article.

     SECTION 11.7 Indemnification Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

     SECTION 11.8 Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

     SECTION 11.9 Employees, Agents and Others. The Corporation may, to the fullest extent of the provisions of this Article with respect to directors and officers and to the extent authorized from time to time by the Board of Directors, grant rights of indemnification and advancement of expenses to any employee or agent of the Corporation or any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     SECTION 11.10 Contract Right. Each of the rights of indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall be a contract right and any repeal or amendment of the provisions of this Article shall not adversely affect any such right of any person existing at the time of such repeal or amendment with respect to any act or omission occurring prior to the time of such repeal or amendment, and further, shall not apply to any proceeding, irrespective of when the proceeding is initiated, arising from the service of such person prior to such repeal or amendment.

     SECTION 11.11 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

     SECTION 11.12 Certain References Under Article XI. For purposes of this Article, the following references shall have the following meanings:

          (A) "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued;

          (B) "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan;

          (C) a person who acted in good faith and in a manner he or she reasonably believed to be in the best interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation;"

          (D) "other enterprises" shall include employee benefit plans;

          (E) "proceeding" shall include any pending or completed action, suit or proceeding, whether formal or informal or civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding;

          (F) "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries.

                                                     Exhibit C
                                                     ---------

        COMPARISON OF TEXAS AND DELAWARE CORPORATION LAW


     After the reincorporation, the shareholders of ASD Systems, Inc., a Texas corporation d/b/a Ascendant Solutions ("Ascendant-Texas"), will become stockholders of Ascendant Solutions, Inc., a Delaware corporation ("Ascendant-Delaware"). Some of the differences between the Texas and Delaware corporation laws, as well as differences between the charter ("Texas Articles") and bylaws ("Texas Bylaws") of Ascendant-Texas and the charter ("Delaware Certificate") and bylaws ("Delaware Bylaws") of Ascendant-Delaware are set forth below. This description of differences is a summary only and does not purport to be a complete description of all differences.

Right of Shareholders to Vote on Certain Mergers

     Under Texas law, shareholders have the right to vote on all mergers to which the corporation is a party (except for the merger into the surviving corporation of subsidiaries owned 90% or more by the surviving corporation, for which a shareholder vote also is not required under Delaware law). In certain circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provide otherwise, approval of the holders of at least two-thirds of all outstanding shares entitled to vote is required by Texas law to approve a merger, while under Delaware law, approval by the holders of a majority of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise. Unless the articles of incorporation provide otherwise, the approval of the shareholders of the corporation in a merger is not required under Texas law if (1) the corporation is the sole surviving corporation in the merger; (2) there is no amendment to the corporation's articles of incorporation; (3) each shareholder holds the same number of shares after the merger as before, with identical designations, preferences, limitations and relative rights; (4) the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%; (5) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and (6) the board of directors of the corporation adopts a resolution approving the plan of merger. Under Delaware law, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where (1) the agreement of merger does not amend in any respect the certificate of incorporation of such corporation; (2) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (3) either no shares of common stock of the surviving corporation, and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. The Texas Articles and the Delaware Certificate do not alter the statutory rules described above.

Sales, Leases, Exchanges or Other Dispositions

     The sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture, unless otherwise provided in the articles of incorporation) of all, or substantially all, of the property and assets of a Texas corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation. Under Texas law, a transaction shall be in the usual and regular course of business if the corporation shall, directly or indirectly, continue to engage in one or more businesses or apply a portion of the consideration received in connection with the transaction to the conduct of the business in which it engages following the transaction. A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. The Delaware Certificate does not provide to the contrary.

Appraisal Rights

     Except for the limited classes of mergers, share exchanges, sales and asset dispositions for which no shareholder approval is required under Texas law, and as set forth hereunder, shareholders of Texas corporations have appraisal rights in the event of a merger, share exchange, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation if special authorization of the shareholders is required by Texas law. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if (1) the shares held by the shareholder are part of a class of shares which are (a) listed on a national securities exchange, (b) listed on The Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or successor entity or (c) are held of record by not less than 2,000 holders, on the record date for the plan of merger or the plan of exchange; (2) the shareholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any holder of shares of the same class or series; and (3) the shareholder is not required by the terms of the plan of merger or exchange to accept any consideration other than (a) shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares which are (i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange, (ii) approved for quotation as a national market security on an interdealer quotation system by the NASD or successor entity, or (iii) held of record by not less than 2,000 holders, (b) cash in lieu of fractional shares otherwise entitled to be received or (c) any combination of (a) and (b). Stockholders of a Delaware corporation have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD, or such stock is held of record by more than 2,000 shareholders, or in the case of a merger in which a Delaware corporation is the surviving corporation, if: (1) the agreement of merger does not amend the certificate of incorporation of the surviving corporation; (2) each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and (3) the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger. Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would have appraisal rights nevertheless if they are required by the terms of the agreement of merger or consolidation to accept for their stock anything other than (1) shares of stock (a) of the surviving corporation, (b) of any other corporation whose shares will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (c) held of record by more than 2,000 stockholders; (2) cash in lieu of fractional shares; or (3) a combination of such shares and cash. Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers. Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation or the sale of all or substantially all of the assets of the corporation. Ascendant-Delaware currently has no such provisions in the Delaware Certificate.

Shareholder Consent to Action Without a Meeting

     Under Texas law, any action required by Texas law to be taken at an annual or special meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote thereon. Texas law permits the charter of a Texas corporation to provide that action by written consent in lieu of a meeting may be taken by the holders of that number of shares which, under Texas law and the charter, would be required to take the action which is the subject of the consent at a meeting at which the holders of all shares entitled to vote thereon were present and voted. The Texas Articles do not provide for the shareholders of Ascendant-Texas to act by written consent except upon the consent in writing signed by the holders of all shares entitled to vote with respect to such action. Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at a stockholder meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders. The Delaware Certificate provides that no action required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

Procedures For Filling Vacant Directorships

     Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. The Texas Bylaws provide that if a vacancy occurring in the Board of Directors, it shall be filled by the affirmative vote of 60% of the remaining directors. A directorship to be filled by reason of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum. The Delaware Certificate and Delaware Bylaws do not provide otherwise.

Right to Call Meetings

     Under Texas law, holders of not less than 10% of all of the shares entitled to vote have the right to call a special shareholders' meeting, unless the articles of incorporation provide for a number of shares greater than or less than 10%, in which event, special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the articles of incorporation, but in no event may the articles of incorporation provide for a number of shares greater than 50% that would be required to call a special meeting. The Texas Articles provide that a special meeting of the shareholders may only be called by the President, Chief Executive Officer, or Board of Directors or such other person as may be authorized by the Texas Bylaws or by the holders of not less than 25% of all shares entitled to vote at such meeting. Delaware law provides that special meetings of the stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws. The Delaware Bylaws eliminate any authority for the stockholders of Ascendant-Delaware to call special meetings for any reason.

Charter Amendments

     Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless any class or series is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of at least two thirds of the shares within each class or series entitled to vote thereon as a class and at least two thirds of the total outstanding shares entitled to vote thereon. Holders of the outstanding shares of a class, or series, are entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the articles of incorporation, if the amendment would: (1) increase or decrease the aggregate number of authorized shares of such class or series; (2) increase or decrease the par value of the shares of such class; (3) effect an exchange, reclassification or cancellation of all or part of the shares of such series; (4) effect an exchange, or create a right of exchange of all or part of the shares of such class or series;
(5) change the designations, preferences, limitations or relative rights of such class or series; (6) change the shares of such class or series into the same or a different number of shares of the same class or another class or series; (7) create a new class or series of shares having rights and preferences equal, prior or superior to the shares of such class or series, or increase the rights and preferences of any class or series having rights and preferences equal, prior or superior to the shares of such class or series, or increase the rights and preferences of any class or series having rights or preferences later or inferior to the shares of such class or series in such a manner as to become equal, prior or superior to the shares of such class or series;
(8) divide the shares of such class into series; (9) limit or change the existing preemptive rights of the shares of such class or series; (10) cancel or otherwise affect dividends on the shares of such class or series which had accrued but had not been declared; or (11) include or delete any provision required or permitted as to close corporations.

     Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation's stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number, and that holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. The Delaware Certificate provides that the affirmative vote of at least 66-2/3% of the outstanding shares of common stock of Ascendant-Delaware shall be required to amend or repeal the following provisions of the Delaware
Certificate: (i) classification of the board of directors, (ii) indemnification of officers and directors of Ascendant-Delaware to the fullest extent permitted by Delaware law and (iii) no action may be taken by stockholders without a meeting and the power of stockholders to consent in writing without a meeting to the taking of any action is denied.

Bylaw Amendments

     Under Texas law, the Board of Directors may amend, repeal or adopt a corporation's bylaws unless the articles of incorporation reserve this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw. The Texas Articles provide that the power to amend or repeal the Texas Bylaws and to adopt new bylaws is reserved exclusively to the Board of Directors. Under Delaware law, the right to amend, repeal or adopt the bylaws is permitted to the stockholders of the corporation and the corporation's Board of Directors, if the corporation's certificate of incorporation so provides. The Delaware Certificate provides that the Delaware Bylaws may be amended, repealed or adopted by the Board of Directors. Under Delaware law, the power to amend, repeal or adopt the bylaws so conferred upon the Board of Directors of Ascendant-Delaware will not divest its stockholders of the power, or limit their power, to amend, repeal or adopt such bylaws.

Class Voting

     Under Texas law, class voting is required in connection with certain amendments of a corporation's articles of incorporation (see "Charter Amendments"), a merger or consolidation requiring shareholder approval if the plan of merger or consolidation contains any provision which, if contained in a proposed amendment to a corporation's articles of incorporation, would require class voting or certain sales of all or substantially all of the assets of a corporation. In contrast, under Delaware law class voting is not required in connection with such matters, except in the case of an amendment of a corporation's certificate of incorporation which increases or decreases the authorized shares of a class, increases or decreases the par value of the shares of a class or adversely affects a class of shares.

Removal of Directors

     A Texas corporation may provide for the removal of a director with or without cause in its charter or bylaws. The Texas Bylaws currently provide that directors may be removed, with or without cause, by the vote of a majority of the shares entitled to vote thereon. Under Delaware law, a majority of stockholders may remove a director with or without cause except
(i) if the board of directors of a Delaware corporation is classified (i.e. elected for staggered terms), in which case a director may only be removed for cause, unless the corporation's certificate of incorporation provides otherwise and (ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part. The Delaware Certificate provides for a classified Board of Directors and does not provide for removal of a director other than for cause. The Delaware Certificate does not provide for cumulative voting. The Delaware Bylaws provide that a director may be removed by the affirmative vote of the holders of a majority of the then outstanding shares of common stock only for cause.

Distributions and Dividends

     Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's shares or rights to acquire its shares), or an issuance of indebtedness, by a corporation to its shareholders in the form of (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board. This limitation does not apply to distributions involving a purchase or redemption of shares to eliminate fractional shares, collect or compromise indebtedness, pay dissenting shareholders or effect the purchase or redemption of redeemable shares if net assets equal or exceed the proposed distribution.

     Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preferences on asset distributions. Surplus is defined under Delaware law as the excess of the net assets (essentially, the amount by which total assets exceed total liabilities) over capital (essentially, the aggregate par value of the shares of the corporation having a par value that have been issued plus consideration paid for shares without par value that have been issued), as such capital may be adjusted by the board.

Stock Redemption and Repurchase

     As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

Indemnification of Directors and Officers

     Texas and Delaware law have different provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. The following is a summary comparison of the indemnification provisions of Texas and Delaware law:

Scope

     Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by articles of incorporation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director if it is determined that the person (1) conducted himself in good faith; (2) reasonably believed that (a) in the case of conduct in his official capacity as a director of the corporation that his conduct was in the corporation's best interest and (b) in all other cases, that his conduct was at least not opposed to the corporation's best interest; and (3) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

     Delaware law permits a corporation to indemnify directors, officers, employees, or agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and counsel fees paid or incurred in connection with any proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (1) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the corporation; or (2) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (1) if such person acted in good faith and in a manner not opposed to the best interests of the corporation; and (2) if found liable to the corporation, only if ordered by a court of law. Delaware law provides that the statutorily permitted indemnification rights are not exclusive of any other indemnification rights which may be granted by a corporation to its directors, officers, employees or agents. The Delaware Certificate provides for mandatory indemnification of directors and officers to the fullest extent permitted by Delaware law. The Texas Articles also provide for mandatory indemnification of directors and officers to the fullest extent permitted by Texas law.

Advancement of Expenses

     Under Texas law, expenses, including reasonable court costs and attorneys' fees, incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after the corporation receives (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law. The Texas Articles provide for advancement of expenses to the fullest extent permitted by Texas law.

     Delaware law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking, such undertaking, however, need not be in writing. Delaware law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses. The Delaware Bylaws provide for the advancement of expenses to the fullest extent permitted by Delaware law.

Procedure for Indemnification

     Texas law provides that a determination that indemnification is appropriate shall be made (1) by a majority vote of a quorum consisting of directors who, at the time of the vote, are not named defendants or respondents to the proceeding; (2) if such a quorum cannot be obtained, by a majority vote of a special committee of the board of directors consisting solely of two or more directors, who at the time of the vote, are not named defendants or respondents to the proceeding; (3) by special legal counsel appointed by the board or a special committee by vote as set forth in (1) or (2) or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors; or (4) by vote of all shareholders, but excluding from the vote those shares held by directors who, at the time of the vote, are named defendants or respondents to the proceeding.

     Similar to Texas law, Delaware law provides that a determination that indemnification is appropriate shall be made
(1) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (2) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (3) by stockholder vote.

Mandatory Indemnification

     Under Texas law, indemnification by the corporation is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

     Delaware law requires indemnification with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

Insurance

     Texas and Delaware law both allow a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person, whether or not the corporation would otherwise have the power to indemnify him against that liability. Under Texas law, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement.

Persons Covered

     Texas law expressly and separately addresses the indemnification of officers, employees and agents. The protections afforded to these persons under Texas law resemble those provided to directors. Delaware law provides the same indemnification rights to officers, employees and agents as it provides for directors.

Standard of Care

     The standard of care required under Texas and Delaware law is substantially the same. In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person's own affairs.

Continuity of Indemnification

     Texas law does not contain a provision that expressly provides indemnification after a directorship has terminated for acts or omissions which took place prior to such termination. Delaware law on the other hand does contain a provision which expressly provides that the statutory indemnification provisions
(1) apply to a director after the termination of the directorship with respect to acts performed while a director; and (2) inure to the benefit of the estate and personal representatives of the director.

Shareholder Report

     Texas law requires a written report to the shareholders upon indemnification or advancement of expense. Delaware law does not have a similar reporting requirement.

Limited Liability of Directors

     Texas law permits a corporation to eliminate in its charter all monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director's duties. However, Texas law does not permit any limitation of the liability of a director for (1) breaching the duty of loyalty to the corporation or its shareholders; (2) failing to act in good faith; (3) engaging in intentional misconduct or a known violation of law; (4) engaging in a transaction from which the director receives an improper benefit; or (5) violating applicable statutes which expressly provide for the liability of a director.

     Delaware law similarly permits the adoption of a charter provision limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director's breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for
(1) breaching the duty of loyalty to the corporation or its stockholders; (2) failing to act in good faith; (3) engaging in intentional misconduct or a known violation of law; (4) obtaining an improper personal benefit from the corporation; or (5) declaring an improper dividend or approving an illegal stock purchase or redemption.

     The Texas Articles and the Delaware Certificate both eliminate the monetary liability of a director to the fullest extent permitted by applicable law.

Business Combinations

     The Texas Business Combination Law (the "TBCL") prohibits an issuing public corporation1 from, directly or indirectly, entering into, or engaging in, certain business combinations with any person who is the beneficial owner of 20% or more of the outstanding voting securities of the issuing public corporation, or any affiliate or associate of such person, during the three-year period immediately following the date on which such person was deemed to beneficially own at least 20% of the voting securities unless:

     (1) the business combination, or the purchase or acquisition of shares made by such person to become a 20% holder, is approved by the board of directors of the issuing public corporation prior to the date such person is deemed to beneficially own at least 20% of the outstanding voting securities of the issuing public corporation; or

     (2) the business combination is approved, by the affirmative vote of the holders of at least two-thirds of the outstanding voting shares of the issuing public corporation not beneficially owned by such person, or an affiliate or associate, at a meeting of the shareholders, and not by written consent, duly called for that purpose not less than six months after the date such person is deemed to beneficially own at least 20% of the outstanding voting securities of the issuing public corporation.

     As a Delaware corporation, Ascendant-Delaware will be subject to the provisions of Section 203 of the Delaware General Corporation Law (the "Delaware Business Combinations Statute"). The Delaware Business Combinations Statute prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of such Delaware corporation, and certain transactions that would increase the interested stockholder's proportionate share of ownership in such Delaware corporation or grant the interested stockholder disproportionate financial benefits) between an interested stockholder and such Delaware corporation for a period of three years after the date the interested stockholder acquired its stock, unless (i) the business combination or the transaction in which the stockholder became an interested stockholder is approved by such Delaware corporation's board of directors prior to the date the interested stockholder becomes an interested stockholder, (ii) the interested stockholder acquired at least 85% of the voting stock of such Delaware corporation in the transaction in which it became an interested stockholder, or
(iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting.





_____________________

1. An "issuing public corporation" is a domestic corporation that has (a) 100 or more shareholders, (b) any class or series of its voting shares, i.e. shares of capital stock entitled to vote in the election of directors, registered under the Securities and Exchange Act of 1934, as amended, or similar successor statute, or (c) any class or series of its voting shares qualified for trading in a national market system.

                                                        Exhibit D
                                                        ---------

                       ASCENDANT SOLUTIONS




                 1999 LONG TERM INCENTIVE PLAN,




                           as amended














                Adopted Effective:  May 12, 1999








                        TABLE OF CONTENTS
                        -----------------

ARTICLE I PURPOSE OF PLAN................................    D-3
ARTICLE II EFFECTIVE DATE AND TERM OF PLAN...............    D-3
 2.1 Term of Plan........................................    D-3
 2.2 Effect on Stock Options.............................    D-3
 2.3 Shareholder Approval................................    D-3
ARTICLE III SHARES SUBJECT TO PLAN.......................    D-3
 3.1 Number of Shares ...................................    D-3
 3.2 Source of Shares ...................................    D-3
 3.3 Availability of Unused Shares.......................    D-3
 3.4 Adjustment Provisions...............................    D-4
 3.5 Reservation of Shares...............................    D-4
ARTICLE IV ADMINISTRATION OF PLAN........................    D-4
 4.1 Administering Body..................................    D-4
 4.2 Authority of Administering Body.....................    D-5
 4.3 No Liability........................................    D-6
 4.4 Amendments..........................................    D-6
 4.5 Other Compensation Plans............................    D-7
 4.6 Plan Binding on Successors .........................    D-7
 4.7 References to Successor Statutes, Regulations
     and Rules...........................................    D-7
 4.8 Issuances for Compensation Purposes Only............    D-7
 4.9 Invalid Provisions .................................    D-8
 4.10 Governing Law......................................    D-8
ARTICLE V GENERAL AWARD PROVISIONS.......................    D-8
 5.1 Participation in the Plan...........................    D-8
 5.2 Stock Option Documents..............................    D-8
 5.3 Exercise of Stock Options...........................    D-9
 5.4 Payment For Stock Options...........................    D-9
 5.5 No Employment Rights................................    D-9
 5.6 Restrictions Under Applicable Laws and Regulations..   D-10
 5.7 Additional Conditions...............................   D-10
 5.8 No Privileges of Stock Ownership....................   D-11
 5.9 Nonassignability....................................   D-11
 5.10 Information to Optionees...........................   D-12
 5.11 Withholding Taxes..................................   D-12
 5.12 Legends on Stock Options and Stock Certificates....   D-12
 5.13 Effect of Termination of Employment on Stock
      Options ...........................................   D-12
 5.14 Limits on Stock Options to Certain Eligible
       Persons...........................................   D-13
ARTICLE VI STOCK OPTIONS.................................   D-14
 6.1 Nature of Stock Options.............................   D-14
 6.2 Option Exercise Price...............................   D-14
 6.3 Option Period and Vesting...........................   D-14
 6.4 Special Provisions Regarding Incentive Stock
      Options............................................   D-14
ARTICLE VII REORGANIZATIONS..............................   D-15
 7.1 Corporate Transactions Not Involving a
      Change in Control..................................   D-15
 7.2 Corporate Transactions Involving a Change
      in Control.........................................   D-15
ARTICLE VIII DEFINITIONS.................................   D-16

                       ASCENDANT SOLUTIONS

                  1999 LONG TERM INCENTIVE PLAN

     _______________________________________________________



                            ARTICLE I
                            ---------
                         PURPOSE OF PLAN

     The Company has adopted this Plan to promote the interests of the Company and its shareholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company's shareholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article VIII.



                           ARTICLE II
                           ----------
                 EFFECTIVE DATE AND TERM OF PLAN

     2.1 Term of Plan. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

     2.2 Effect on Stock Options. Stock Options may be granted during the Plan Term, but no Stock Options may be granted after the Plan Term. Notwithstanding the foregoing, each Stock Option properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Stock Option has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

     2.3 Shareholder Approval. This Plan shall be approved by the Company's shareholders within 12 months after the Effective Date. The effectiveness of any Stock Options granted prior to such shareholder approval shall be subject to such shareholder approval.



                           ARTICLE III
                           -----------
                     SHARES SUBJECT TO PLAN

     3.1 Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options granted under this Plan shall be 2,500,000, subject to adjustment as set forth in Section 3.4.

     3.2 Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

     3.3 Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Stock Option granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Stock Options under this Plan that are reacquired by the Company pursuant to the terms of the Stock Options under which such shares were issued, will again become available for the grant of further Stock Options under this Plan.

     3.4          Adjustment Provisions.
                  ---------------------

     (a) If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to this Plan as provided in Section 3.1, (2) the number and kind of shares or other securities subject to then outstanding Stock Options and/or (3) the price for each share or other unit of any other securities subject to the then outstanding Stock Options.

     (b) No fractional interests will be issued under this Plan resulting from any adjustments.

     (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body (as defined in Article VIII hereof), whose determination in that respect shall be final, binding and conclusive.

     (d) The grant of Stock Options pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either
(i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

     3.5 Reservation of Shares. The Company will at all times reserve and keep available such number of shares of Common Stock as shall equal at least the number of shares of Common Stock subject to then outstanding Stock Options issuable in shares of Common Stock under this Plan.

                           ARTICLE IV
                     ADMINISTRATION OF PLAN

     4.1          Administering Body.
                  ------------------

     (a) Subject to the provisions of Section 4.1(b), this Plan shall be administered by the

Board or the Long Term Incentive Plan Committee of the Board appointed pursuant to Section 4.1(b)(i) with respect to all Eligible Persons who are not Designated Eligible Persons or the Special Long Term Incentive Plan Committee of the Board appointed pursuant to Section 4(b)(ii) with respect to all Designated Eligible Persons.

     (b) (i) The Board, in its sole discretion, may from time to time appoint a Long Term Incentive Plan Committee of not less than two Board members to administer this Plan with respect to all Eligible Persons who are not Designated Eligible Persons and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan with respect to all Eligible Persons who are not Designated Eligible Persons. The Board may from time to time increase or decrease (but not below two) the number of members of the Long Term Incentive Plan Committee, remove from membership on the Long Term Incentive Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Long Term Incentive Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Long Term Incentive Plan Committee at any time and revest in the Board the administration of this Plan with respect to all Eligible Persons who are not Designated Eligible Persons.

          (ii) (A)   The Board, in its sole discretion,
may from time to time appoint a Special Long Term Incentive Plan Committee of not less than two Board members to administer this Plan with respect to all Designated Eligible Persons and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan with respect to all Designated Eligible Persons. The Board may from time to time increase or decrease (but not below two) the number of members of the Special Long Term Incentive Plan Committee, remove from membership on the Special Long Term Incentive Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Special Long Term Incentive Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Special Long Term Incentive Plan Committee at any time and revest in the Board the administration of this Plan with respect to all Designated Eligible Persons.

               (B)   Notwithstanding the foregoing
provisions of Section 4.1(b)(ii)(A) to the contrary, so long as the Company remains an Exchange Act Registered Company, if the Board of Directors shall include two or more directors each of whom is a Non-employee Director and, in addition, also is an Outside Director, then the Board shall appoint the Special Long Term Incentive Plan Committee and each member of the Special Long Term Incentive Plan Committee shall be a Non-employee Director and, in addition, also shall be an Outside Director.

          (iii) The Long Term Incentive Plan Committee and the Special Long Term Incentive Plan Committee shall report to the Board the names of Eligible Persons granted Stock Options, the number of shares of Common Stock covered by each Stock Option and the terms and conditions of each such Stock Option.

     4.2  Authority of Administering Body.
          -------------------------------

     (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any Stock Option Documents or other documents defining the rights and obligations of the Company and Optionees hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such Stock Option Documents and other documents. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Stock Option shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Stock Options shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Stock Options.

     (b) Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Stock Options shall be granted, the nature of each Stock Option, the number of shares of Common Stock that make up or underlie each Stock Option, the period for the exercise of each Stock Option, and such other terms and conditions applicable to each individual Stock Option as the Administering Body shall determine. The Administering Body may grant at any time new Stock Options to an Eligible Person who has previously received Stock Options whether such prior Stock Options are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Stock Options. The Administering Body may grant Stock Options singly, in combination or in tandem with other Stock Options, as it determines in its discretion. Any and all terms and conditions of the Stock Options, including exercise price, may be established by the Administering Body without regard to existing Stock Options.

     (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Long Term Incentive Plan Committee or the Special Long Term Incentive Plan Committee and consists of two members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

     4.3 No Liability. No member of the Board or the Long Term Incentive Plan Committee or the Special Long Term Incentive Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Stock Option or any transaction arising under this Plan or any Stock Option, except in circumstances constituting bad faith of such member.

     4.4          Amendments.
                  ----------

     (a)       The Administering Body may, insofar as
permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Stock Options hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Stock Option previously granted under this Plan, without the written consent of the Optionee. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No shareholder approval of any amendment or revision shall be required unless
(i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4), materially modify the requirements as to eligibility for participation in this Plan, extend the final date upon which Stock Options may be granted under this Plan, or otherwise materially increase the benefits accruing to Recipients in a manner not specifically contemplated herein, or affect this Plan's compliance with Rule 16b-3 or applicable provisions of or regulations under the IRC, and shareholder approval of the amendment or revision is required to comply with Rule 16b-3 or applicable provisions of or rules under the IRC.

     (b) The Administering Body may, with the written consent of an Optionee, make such modifications in the terms and conditions of a Stock Option as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of Optionee, at any time and from time to time after the grant of any Stock Option accelerate or extend the vesting or exercise period of any Stock Option as a whole or in part, and adjust or reduce the exercise price of Stock Options held by such Optionee by cancellation of such Stock Options and granting of Stock Options at lower or exercise prices or by modification, extension or renewal of such Stock Options. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

     (c) Except as otherwise provided in this Plan or in the applicable Stock Option Document, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Optionee, alter, terminate, impair or adversely affect any right or obligation under any Stock Option previously granted under this Plan.

     4.5 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by shareholders.

     4.6 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

     4.7 References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

     4.8       Issuances for Compensation Purposes Only.  This
Plan constitutes an "employee benefit plan" as defined in Rule
405 promulgated under the Securities Act.  Stock

Options to eligible employees or directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Stock Options to consultants and advisors shall be granted only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

     4.9 Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

     4.10      Governing Law.  This Agreement shall be
governed by and interpreted in accordance with the internal laws of the State of Texas, without giving effect to the principles of the conflicts of laws thereof.



                            ARTICLE V
                            ---------
                    GENERAL AWARD PROVISIONS

     5.1          Participation in the Plan.
                  -------------------------

     (a) A person shall be eligible to receive grants of Stock Options under this Plan if, at the time of the grant of the Stock Option, such person is an Eligible Person.

     (b) Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of
Section 422 of the IRC.

     (c) Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Stock Options to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

     5.2          Stock Option Documents.
                  ----------------------

     (a) Each Stock Option granted under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administering Body's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Stock Option as the Administering Body may in its discretion determine. Stock Option Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Stock Option Document. Any Stock Option Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

     (b) In case of any conflict between this Plan and any Stock Option Document, this Plan hall control.

     5.3 Exercise of Stock Options. No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Stock Option Documents) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Stock Option. A Stock Option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Optionee, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Stock Option Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.12 or other applicable section of or regulation under the IRC.

     5.4          Payment For Stock Options.
                  -------------------------

     (a)          The exercise price or other payment for a Stock
Option shall be payable upon the exercise of a Stock Option pursuant to a Stock Option granted hereunder by cash or such other terms as the Administering Body may approve.

     (b)          [intentionally omitted].

     (c) The Administering Body may, in the exercise of its discretion, (i) allow exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or
(ii) allow the Company to loan the exercise price to the Optionee, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section 5.11.

     5.5 No Employment Rights. Nothing contained in this Plan (or in Stock Option Documents or in any other documents related to this Plan or to Stock Options granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of Stock Options pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of Stock Options pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Stock Options pursuant to this Plan shall be determined by the Administering Body and the Administering Body's determination thereof shall be final and binding, provided such determination is in accordance with the applicable provisions of any employment agreement with the Recipient.

     5.6      Restrictions Under Applicable Laws and Regulations.
              --------------------------------------------------

     (a) All Stock Options granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Stock Options granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Options or the issuance, if any, or purchase of shares in connection therewith, such Stock Options may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

     (b) Unless the Company otherwise agrees, the Company shall be under no obligation to register or qualify the issuance of Stock Options or underlying shares under the Securities Act or applicable state securities laws. Unless the issuance of Stock Options and underlying shares have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Stock Options or underlying shares of Common Stock covered by any Stock Options unless the Stock Options and underlying shares may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Optionee to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Optionee is acquiring such Stock Options and underlying shares for such Optionee's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Optionee to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Optionee and as to any other conditions for compliance with any such exemptions from registration or qualification.

     5.7 Additional Conditions. Any Stock Option may also be subject to such other provisions (whether or not applicable to any other Stock Option or Optionee) as the

Administering Body determines appropriate including without limitation provisions to assist the Optionee in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Optionee elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

     5.8 No Privileges of Stock Ownership. Except as otherwise set forth herein, an Optionee shall have no rights as a shareholder with respect to any shares issuable or issued in connection with the Stock Option until the date of the receipt by the Company of all amounts payable in connection with exercise of the Stock Option and performance by the Optionee of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Stock Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Stock Option granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person. To the extent that any Person acquires a right to receive Stock Options hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.9 Nonassignability. No Stock Option granted under this Plan shall be assignable or transferable except (a) by will or by the laws of descent and distribution, or (b) subject to the final sentence of this paragraph of Section 5.9, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership; provided, however, that the Administering Body may in the applicable Stock Option Document evidencing Stock Options granted hereunder or at any time thereafter provide that Stock Options granted hereunder may be transferred without consideration by the Recipient, subject to such rules as the Administering Body may adopt to preserve the purposes of the Plan, to one or more Permitted Transferees; provided further, that the Recipient gives the Administering Body advance written notice describing the terms and conditions of the proposed transfer and the Administering Body notifies the Recipient in writing that such transfer would comply with the requirements of the Plan and any applicable Stock Option Document. The terms of any Stock Option transferred to Permitted Transferees in accordance with the immediately preceding sentence shall apply to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Stock Options, other than by will or the laws of descent and distribution; and (b) Permitted Transferees shall not be entitled to exercise any transferred Stock Options unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Stock Option if the Administering Body determines that such a registration statement is necessary or appropriate. During the lifetime of an Optionee, Stock Options shall be exercisable only by the Optionee or such person's guardian or legal representative.

     Notwithstanding the foregoing, (a) no Stock Option owned by an Optionee subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (b) Incentive Stock Options (or other Stock Options subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

     5.10          Information to Optionees.
                   ------------------------

     (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Optionees and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

     (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Optionee's agreement that the Optionee shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Optionee expressly acknowledges that the number of shares exercisable under options granted hereunder, and the terms thereof, shall be confidential. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require an Optionee to acknowledge the Optionee's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Optionee's obligations under this Section 5.10(b)).

     5.11 Withholding Taxes. Whenever the granting, vesting or exercise of any Stock Option granted under this Plan, or the transfer of any shares issued upon exercise of any Stock Option, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company (or by withholding a portion of the stock otherwise issuable in connection with Stock Options).

     5.12 Legends on Stock Options and Stock Certificates. Each Stock Option Document and each certificate representing shares acquired upon exercise of Stock Options shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Stock Option Document and/or the certificate. The determination of which legends, if any, shall be placed upon Stock Option Documents or the certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

     5.13  Effect of Termination of Employment on Stock Options.
           ----------------------------------------------------

     (a) Termination for Just Cause. Subject to Section 5.13(c), and except as otherwise provided in a written agreement between the Company and the Optionee which may be entered into at any time before or after termination of employment of the Recipient, in the event of a Just Cause Dismissal of a Recipient, all of the Optionee's unexercised Stock Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

     (b) Termination Other than for Just Cause Dismissal. Subject to Section 5.13(c) and except as otherwise provided in a written agreement between the Company and the Optionee, which may be entered into at any time before or after termination of employment, (or if Optionee is not an employee of the Company, Optionee's status as a director, consultant or advisor to the Company), in the event of a Recipient's termination of employment or relationship with the Company for:

     (i) any reason other than for Just Cause Dismissal, death, Permanent Disability or normal retirement, then the Optionee's Stock Options, whether or not vested, shall expire and become unexercisable as of the earlier of (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (B) thirty days after the date of employment termination,

     (ii) death, Permanent Disability or normal retirement, then the Optionee's unexercised Stock Options shall, whether or not vested, expire and become unexercisable as of the earlier of (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed (or otherwise been affiliated with the Company as a director, consultant or advisor), and (B) ninety days after the date of employment or relationship termination.

     (c) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 5.13(a) or
Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to exercise Stock Options following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Optionee of such Stock Options or if such shorter period is agreed to in writing by the Optionee. Notwithstanding anything to the contrary herein (unless otherwise provided in an option agreement), Stock Options shall be exercisable by a an Optionee following such Optionee's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; and provided, further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Stock Options that had not become exercisable on or prior to the date of such termination.

     (d) Leave of Absence. In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Stock Options as the Administering Body in its discretion deems appropriate, except that in no event shall a Stock Option be exercisable after the date such Stock Option would expire in accordance with its terms had the Recipient remained continuously employed.

     5.14 Limits on Stock Options to Certain Eligible Persons. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Stock Options hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any Stock Options with respect to more than 450,000 shares of Common Stock in any

                               D13
one calendar year. The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in Section 3.4 or under Article VII.



                           ARTICLE VI
                           ----------
                          STOCK OPTIONS
     6.1          Nature of Stock Options.  Stock Options may be
Incentive Stock Options or Non-qualified Stock Options.

     6.2 Option Exercise Price. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Option. The Administering Body may, with the consent of the Optionee and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

     6.3 Option Period and Vesting. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment shall be subject to Section 5.13. Without limiting the provisions hereof, no option may be exercised to the extent not vested. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than 10 years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Stock Option Document. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

     6.4   Special Provisions Regarding Incentive Stock Options.
           ----------------------------------------------------

          (a) Notwithstanding anything in this Article VI to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Shareholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Shareholder.

          (b) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

          (c) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.



                           ARTICLE VII
                           -----------
                         REORGANIZATIONS

     7.1 Corporate Transactions Not Involving a Change in Control. If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Stock Option outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Stock Option immediately prior to such Reorganization, and any adjustments will be made to the terms of the Stock Option in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

     7.2 Corporate Transactions Involving a Change in Control. As of the effective time and date of any Change in Control, this Plan and any then outstanding Stock Options (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Stock Options, or for the substitution for such Stock Options of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Stock Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Stock Options (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Stock Options and/or (ii) providing for the cancellation of Stock Options and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Stock Options would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Stock Options shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Optionee holding outstanding Stock Options shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise the Optionee's Stock Options to the full extent not theretofore exercised, including any installments which have not yet become vested.

                          ARTICLE VIII
                          ------------
                           DEFINITIONS

     Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

     "Administering Body" shall mean the Board as long as no Long Term Incentive Plan Committee or Special Long Term Incentive Plan Committee has been appointed and is in effect and shall mean the Long Term Incentive Plan Committee with respect to the administration of this Plan with respect to all Eligible Persons who are not Designated Eligible Persons as long as the Long Term Incentive Plan Committee is appointed and in effect and shall mean the Special Long Term Incentive Plan Committee with respect to the administration of this Plan with respect to all Designated Eligible Persons so long as the Special Long Term Incentive Plan Committee is appointed and in effect.

     "Affiliated Entity" means any Parent Corporation or
Subsidiary Corporation.

     "Board" means the Board of Directors of the Company.

     "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

     (a) Any Person (other than Norm Charney or the Preferred Shareholders or the Staubach Affiliated Shareholders (each as defined in that certain Amended and Restated Shareholders Agreement dated as of August 23, 1999 among the Company and certain of its shareholders) or any of their respective affiliates) becomes after the Effective Date the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

     (b) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

          (i)          a reorganization or merger or
     consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

          (ii)          a reorganization or merger or
     consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

     (c) Approval by the shareholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

     Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b) or (c) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining 50% or greater ownership has elected its representatives to the Company's Board of Directors and/or caused its nominees to become officers of the Company.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Common Stock of the Company, par value $0.0001 per share, as constituted upon the effectiveness of the Restated Articles of Incorporation of the Corporation executed August 23, 1999, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Stock Options under Section 3.4 above.

     "Company" means ASD SYSTEMS, INC., a Texas corporation doing business as Ascendant Solutions, and any successor corporation thereto.

     "Designated Eligible Person" means an Eligible Person who files, or is otherwise required to file, reports with the Commission under Section 16(a) of the Exchange Act or who is, or is likely to be, subject to Section 162(m) of the IRC.

     "Effective Date" means May 12, 1999, which is the date this Plan was adopted by the Board.

     "Eligible Person" shall include directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity, with the group of persons constituting
"Designated Eligible Persons" being a subset of Eligible Persons hereunder.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Act Registered Company" means that the Company has any class of any equity security registered pursuant to Section
12 of the Exchange Act.

     "Expiration Date" means the tenth anniversary of the Effective Date.

     "Fair Market Value" of a share of the Company's capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of

(a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the Fair Market Value of the stock on the date an option is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

     "Immediate Family" means the Recipient's spouse, children or grandchildren (including adopted and stepchildren and grandchildren).

     "Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

     "IRC" means the Internal Revenue Code of 1986, as amended.

     "Just Cause Dismissal" shall mean a termination of a Recipient's employment for any of the following reasons: (a) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in damage to the Company or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (b) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient's job as required to meet Company objectives; (d) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (e) the Recipient's performing services for any other person or entity that competes with the Company while the Recipient is employed by the Company, without the written approval of the Chief Executive Officer of the Company; or (f) any other conduct that the Administering Body determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Recipient from Recipient's employment with the Company, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

     "Long Term Incentive Plan Committee" means the committee appointed by the Board pursuant to Section 4.1(b)(i) to administer this Plan with respect to Eligible Persons who are not Designated Eligible Persons.

     "Non-employee Director" means any director of the Company who qualifies as "non-employee director" within the meaning of Rule 16b-3.

     "Non-qualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

     "Optionee" means a Recipient or the Recipient's successor in interest.

     "Outside Director" means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

     "Parent Corporation" means any Parent Corporation as defined in Section 424(e) of the IRC.

     "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation a Designated Eligible Person will receive under any Stock Option is not based solely on an increase in the value of Common Stock after the date of grant or award, the Special Long Term Incentive Plan Committee (or other Administering Body, as the case may be), in order to qualify Stock Options as performance-based compensation under
Section 162(m) of the IRC, can condition the grant, award, vesting or exercisability of such Stock Options on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) book value; (b) earnings per share (including earnings before interest, taxes and amortization); (c) cash flow; (d) return on equity; (e) total shareholder return; (f) return on capital;
(g) return on assets or net assets; (h) income or net income;
(i) operating income or net operating income; (j) net interest income; (k) net margin; (l) operating margin; (m) return on operating revenue; (n) attainment of stated goals related to the Company's capitalization, costs, financial condition or results of operations; and (o) any other similar performance criteria.

     "Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and any Affiliated Entity, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (c) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

     "Permanent Disability" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the appropriate Administering Body with respect to any Stock Option, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to
Section 5.13(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC; provided, however, that if a Recipient is party to an employment agreement with the Company providing for permanent disability (or some comparable notion) of Recipient from Recipient's employment with the Company, "Permanent Disability" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

     "Permitted Transferee" means (a) the Recipient's Immediate Family; (b) a trust solely for the benefit of the Recipient and/or his or her Immediate Family; or (c) a partnership or limited liability company the partners or shareholders of which are limited to the Recipient and his or her Immediate Family.

     "Plan" means this 1999 Long Term Incentive Plan of the
Company.

     "Plan Term" means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

     "Recipient" means a person who has received Stock Options under this Plan.

     "Reorganization" means any merger, consolidation or other reorganization.

     "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Significant Shareholder" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

     "Special Long Term Incentive Plan Committee" means the committee appointed by the Board pursuant to Section 4.1(b)(ii) to administer this Plan with respect to Designated Eligible
Persons.

     "Stock Option" means a right to purchase stock of the Company granted under Article VI of this Plan to an Eligible
Person.

     "Stock Option Document" means the agreement or confirming memorandum setting forth the terms and conditions of Stock
Options.

     "Subsidiary Corporation" means any Subsidiary Corporation as defined in Section 425(f) of the IRC.

                                                        Exhibit E
                                                        ---------


               NONQUALIFIED STOCK OPTION AGREEMENT
                 (subject to risk of forfeiture)

pursuant to the

ASCENDANT SOLUTIONS 1999 LONG-TERM INCENTIVE PLAN

     This NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into by and between ASD SYSTEMS, INC., a Texas corporation d/b/a ASCENDANT SOLUTIONS (the "Company"), and _________________________________ (the "Optionee"), effective as of _______, 200_ (the "Date of Grant").

     1. Grant of Option. The Company hereby grants to the Optionee and the Optionee hereby accepts, subject to the terms and conditions hereof, a nonqualified stock option (the "Option") to purchase up to _______ shares of Company's Common Stock ("Option Shares") at the Exercise Price per share set forth in Section 4 below; provided, however, that if the shareholders of the Company have not approved an amendment to the Company's 1999 Long-Term Incentive Plan (the "Plan"), providing for the increase in the number of shares of Common Stock issuable to any one Eligible Person (as defined in the Plan) during any one calendar year to 450,000 shares of Common Stock from 50,000 shares of Common
Stock, as currently provided in Section 5.14 of the Plan prior to the vesting of any portion of this Option, then, in such event, the grant made hereby shall be deemed withdrawn, and the Option forfeited with the consent of the Optionee, whereupon, this Agreement shall be deemed void and of no further force and effect. The parties hereto expressly acknowledge that the intent of the foregoing proviso is to ensure continued compliance with
Section 162(m) of the Internal Revenue Code of 1986, as amended.

     2. Governing Plan. This Option is granted pursuant to the Company's Plan, a copy of which is attached to the Prospectus supplied by the Company and relating to the Plan. Capitalized terms used but not otherwise defined herein have the meanings as set forth in the Plan. The Optionee agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement.

     3. Expiration of the Option. The Option (to the extent not earlier exercised or terminated due to cessation of the Optionee's employment or otherwise in accordance with the Plan) will expire at the end of business on _______, 2019, ten (10) years from the Date of Grant of the Option. The Option may terminate sooner under certain circumstances, including, without limitation, termination of the Optionee's employment, death, retirement, disability and termination for other reasons, as set forth in Section 5.13 of the Plan. The Option may not be exercised after its expiration or termination.

     4. Exercise Price. The "Exercise Price" of the Option is $_____ per share of Common Stock. The Exercise Price is subject to adjustment as set forth in Section 6.2 of the Plan.

     5. Vesting. Subject to the provisions of the Plan providing for the cessation or acceleration of vesting, the termination or expiration of the Option and the other provisions thereof, the Option shall vest and become exercisable as to 25% of the Option Shares as of the first anniversary of the Date of Grant (the "Anniversary Date") and shall vest and become exercisable as to 2% of the Option Shares on each month following such Anniversary
Date on the same day of such month as the actual day of the Anniversary Date, until fully vested. The "Vested Portion" of the Option as of any particular date shall be the cumulative total of all shares for which the Option has become exercisable as of that date. Notwithstanding the foregoing, in the event the Optionee's employment with the Company and/or its subsidiaries is terminated within one (1) year after a "Change in Control" then, immediately prior to the effective date of such termination, all Options which have not lapsed, shall become fully vested and exercisable
(if not already vested and exercisable) by Optionee for a period of ninety (90) days thereafter. In addition, upon a Change in Control, pursuant to Section 7.2 of the Plan, this Option shall be automatically converted into the right to receive, and thereafter shall be exercisable for, in accordance with the Plan and this Agreement, the securities, cash and/or other consideration that a holder of the shares underlying the Options would have been entitled to receive upon consummation of a Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of appropriate exercise prices). The phrase "Change in Control" used but not otherwise defined herein has the meaning set forth in Article 8 of the Plan.

     6. Exercise of the Option. The Vested Portion (as herein defined) of the Option may be exercised, to the extent not previously exercised, in whole or in part, at any time or from time to time prior to the expiration or termination of the Option, except that no Option shall be exercisable except in respect to whole shares, and not less than one hundred (100) shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option. Exercise shall be accomplished by providing the Company with written notice in the form of Exhibit A hereto, which notice shall be irrevocable when delivered and effective upon payment in full of the Option Price in accordance with
Section 5.4 of the Plan and any amounts required in accordance with Section 5.11 of the Plan for withholding taxes, and the satisfaction of all other conditions to exercise imposed under the Plan.

     7. Payment of Exercise Price. Upon any exercise of the Option, the Exercise Price for the number of Option Shares for which the Option is then being exercised and the amount of any federal, state and local withholding shall be paid in full to the Company in cash or with shares of Common Stock that have been owned for at least six months, or a combination thereof, or in such other form as the Administering Body deems acceptable at the time of exercise.

     8. Nontransferability of Option. The Option shall not be transferable or assignable by the Optionee, other than in accordance with Section 5.9 of the Plan or by will or the laws of descent and distribution (or as otherwise permitted by the Administering Body in its sole discretion), and shall be exercisable during the Optionee's lifetime only by him or her or by his or her legal representative(s) or guardian(s).

     9. Administration. The Plan and this Agreement shall be administered and may be definitively interpreted by the Administering Body, and the Optionee agrees to accept and abide by the decisions of such Administering Body concerning administration and interpretation of the Plan and this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Company by its duly authorized officer, and by the Optionee in acceptance of the above-mentioned Option, subject to the terms and conditions of the Plan and of this Agreement, all as of the day and year first above written.

                              ASD SYSTEM, INC.
                              d/b/a ASCENDANT SOLUTIONS


                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------


                              OPTIONEE


                              ----------------------------------

                       NOTICE OF EXERCISE
                              under
               NONQUALIFIED STOCK OPTION AGREEMENT
                         pursuant to the
        ASCENDANT SOLUTIONS 1999 LONG-TERM INCENTIVE PLAN


To:  ASCENDANT SOLUTIONS (the "Company")

From:
     -------------------------

Date:
     -------------------------

     Pursuant to the Ascendant Solutions 1999 Long-Term Incentive
Plan (the "Plan") and the Nonqualified Stock Option Agreement
(the "Agreement") between the Company and myself effective
______________________, I hereby exercise my Option as follows:

   Number of shares of Common Stock I wish to
    purchase under the Option
   Exercise Price per share                        $
   Total Exercise Price                            $
   "Vested Portion" of Option (see definition in
     Section 5 of the Agreement)
   Number of shares I have previously purchased by
     exercising the Option
   Expiration Date of the Option

     I hereby represent, warrant, and covenant to the Company that:

     a. I am acquiring the Common Stock for my own account, for investment, and not for distribution or resale, and I will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws and in accordance with the provisions of the Plan.

     b. I can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of my investment.

     c. I am experienced in business and financial matters and am capable of (i) evaluating the merits and risks of an investment in the Company Stock; (ii) making an informed investment decision regarding exercise of the Option; and (iii) protecting my interests in connection therewith.

     I acknowledge that I must pay the Exercise Price in full and make appropriate arrangements for the payment of all federal, state and local tax withholdings due with respect to the Option exercised herein, before the stock certificate evidencing the shares of Common Stock resulting from this exercise of the Option will be issued to me.

     Attached in full payment of the exercise price for the
Option exercised herein is (   ) a check made payable to the
Company in the amount of $___________________ and/or (   ) a
stock certificate for _______ shares of Common Stock that have been owned for at least six months with a duly completed stock power attached.

                                   OPTIONEE

                                   ------------------------------
                                   (Signature)
                                   Name:
                                        -------------------------
                                   Address:
                                           ----------------------
                               E-3

                     Schedule of Differences
                     -----------------------



     Each of the Executive Options referred to in the Company's Proxy Statement have been issued pursuant to the terms of the Company's 1999 Long-Term Incentive Plan, as amended, and a Nonqualified Stock Option Agreement by and between the Company and the respective executive (the "Option Agreements"); provided, however, the Option Agreements differ in the following respects:

Optionee             Option                        Differences
-------------------  ----------------------------  -------------
David E. Bowe        100,000 shares dated 3/22/00       (1)
David E. Bowe        300,000 shares dated 5/12/00       (1)
Rick Troberman       450,000 shares dated 4/28/00       (1)
Gregg Young          40,000 shares dated 3/22/00        (2)
Ted Bilke            30,000 shares dated 3/22/00        (2)

__________________
(1) Contains additional provisions concerning (A) the vesting of all shares underlying the option upon the termination of the optionee's employment without "cause" or for "good reason" (as each is defined in the applicable employment agreement),
     (B) expanded cashless exercise provisions and (C) the Company's obligation to maintain the effectiveness of its presently effective S-8 registration statement.

(2) Executive Option not subject to forfeiture. Accordingly, proviso contained in Section 1 has been eliminated in its entirety.


                               E-4